                                                                   EXHIBIT 10.14

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                          NOTE AND SERIES A- WARRANT
                               PURCHASE AGREEMENT


                                     between


                              INTRACEL CORPORATION


                                       and


                   NORTHSTAR ADVANTAGE HIGH TOTAL RETURN FUND




                            Dated as of June 21, 1996





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



                                TABLE OF CONTENTS


Section                                                                                   Page
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
                                    ARTICLE I
                                 THE SECURITIES

1.1.     Issuance, Sale and Delivery of the Securities.......................................1
1.2.     Closing; Purchase Price; Purchase Price Allocation..................................1

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

2.1.     Organization, Qualifications and Corporate Power....................................2
2.2.     Authorization of Agreements, etc....................................................2
2.3.     Validity............................................................................3
2.4.     Authorized Capital Stock............................................................3
2.5.     Financial Statements................................................................4
2.5A.    Absence of Undisclosed Liabilities and Changes......................................5
2.6.     Events Subsequent to the Date of the Balance Sheet..................................5
2.7.     Litigation; Compliance with Law.....................................................6
2.8.     Title to Properties.................................................................6
2.9.     Leasehold Interests.................................................................6
2.10.    Taxes...............................................................................7
2.11.    Other Agreements....................................................................7
2.12.    Patents, Trademarks, etc............................................................8
2.13.    Loans and Advances..................................................................9
2.14.    Assumptions, Guaranties, etc. of Indebtedness of Other Persons......................9
2.15.    Significant Customers and Suppliers.................................................9
2.16.    Governmental Approvals..............................................................9
2.17.    Accuracy of Statements.............................................................10
2.18.    Insurance..........................................................................10
2.19.    Employment Relations...............................................................10
2.20.    Compensation of Key Employees......................................................10
2.21.    Environmental Compliance...........................................................10

                                   ARTICLE III

                       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.1.     Purchase of Securities.............................................................11
3.2.     Authority..........................................................................11
3.3.     Projections........................................................................12

Section                                                                                   Page
-------                                                                                   ----
                                   ARTICLE IV

                 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER

4.1.     Opinion of Company's Counsel.......................................................12
4.2.     Representations and Warranties to be True and Correct..............................12
4.3.     Performance........................................................................12
4.4.     All Proceedings to be Satisfactory.................................................12
4.5.     Supporting Documents...............................................................12
4.6.     Fees of Purchaser..................................................................13
4.7.     Warrant............................................................................14
4.8.     Note and Other Loan Documents......................................................14

                                    ARTICLE V

                            COVENANTS OF THE COMPANY

5.1.     Reserve for Warrant Shares.........................................................14
5.2.     Corporate Existence................................................................14
5.3.     Restrictive Agreements Prohibited..................................................14
5.4.     Compliance with Laws...............................................................15
5.5      Senior Indebtedness................................................................15

                                   ARTICLE VI

                               REGISTRATION RIGHTS

6.1.     Piggyback Registration.............................................................15
6.2.     Registration Procedures............................................................17
6.3.     Expenses...........................................................................19
6.4.     Indemnification and Contribution...................................................19
6.5.     Rule 144 Reporting.................................................................22
6.6.     Termination of Piggyback Registration Rights.......................................22
6.7.     Material Non-Public Information....................................................22

                                   ARTICLE VII

                                  MISCELLANEOUS

7.1.     Expenses...........................................................................23
7.2.     Survival of Agreements.............................................................23
7.3.     Brokerage..........................................................................23
7.4.     Parties in Interest................................................................23
7.5.     Notices............................................................................23

Section                                                                                   Page
-------                                                                                   ----
7.6.     Governing Law......................................................................24
7.7.     Entire Agreement...................................................................24
7.8.     Counterparts.......................................................................24
7.9.     Amendments.........................................................................24
7.10.    Severability.......................................................................24
7.11.    Titles and Subtitles...............................................................24

                                    SCHEDULES

                                    EXHIBITS


Exhibit A - Note

Exhibit B - Warrant

Exhibit C - Opinion of Counsel for the Company

NOTE AND SERIES A- WARRANT PURCHASE AGREEMENT (this "Agreement"), dated as of June 21, 1996, between Intracel Corporation, a Massachusetts corporation (the "Company") and Northstar Advantage High Total Return Fund, a Massachusetts business trust (the "Purchaser").

                                    PREAMBLE:

WHEREAS, the Company wishes to issue and sell to the Purchaser (i) the Company's secured promissory note, in the principal amount of $2,000,000, substantially in the form attached hereto as Exhibit A (the "Note"), and (ii) the Series A-Common Stock Warrant, substantially in the form attached hereto as Exhibit B (the "Warrant") to purchase up to 79,537 shares of common stock, no par value per share (the "Warrant Shares"), of the Company (the Note and the Warrant shall collectively be referred to as the "Securities"); and

        WHEREAS, the Purchaser wishes to purchase the Securities on the terms and subject to the conditions set forth in this Agreement;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties hereto agree as follows:

                                    ARTICLE I

                                 THE SECURITIES

        SECTION 1.1. Issuance, Sale and Delivery of the Securities. The Company agrees to issue, sell and deliver to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, at the closing (the "Closing"), the (i) Note and (ii) the Warrant.

        SECTION 1.2. Closing; Purchase Price; Purchase Price Allocation. The Closing shall take place at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, NY 10104, at 10:00 a.m., New York time on June 21, 1996, or at such other place, date and time as may be otherwise mutually agreed in writing by the parties hereto. The date on which the Closing actually occurs is referred to herein as the "Closing Date." At the Closing, the Company shall issue and deliver to the Purchaser the Note, in substantially the form attached hereto as Exhibit A, and the Warrant, in substantially the form attached hereto as Exhibit B. As payment in full for the Securities, and against delivery of the Securities on the Closing Date, the Purchaser shall transfer the sum of $1,960,000 by wire transfer of immediately available funds to such account or accounts as the Company may direct. The Company and the Purchaser agree that $100,000 of the aggregate consideration for the Securities shall be allocated to the Warrants, and that the balance of such aggregate consideration shall be allocated to the Note.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company represents and warrants to the Purchaser as of the Closing Date that:

        SECTION 2.1. Organization, Qualifications and Corporate Power. The Company is a corporation duly organized (originally under the name of Boston Biological Technologies, Inc.), validly existing and in good standing under the laws of the Commonwealth of Massachusetts, Bartels, Inc. (the Company's wholly-owned subsidiary) ("Bartels") is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and each of the Company and Bartels is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where the failure so to qualify will not have a material adverse effect on the business, operations, property or financial condition of the Company or Bartels, respectively. Each of the Company and Bartels has the power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, and the Company has the power and authority to execute, deliver and perform this Agreement and the "Other Loan Documents" (as defined in Section 4.8) (and, with respect to Bartels, the Security Agreement and the Bartels Guaranty), to issue, sell and deliver the Note and the Warrant, and to issue and deliver the Warrant Shares upon the exercise of the Warrant. The Company has no subsidiaries, other than Bartels and the Company's ownership of forty-five percent of the membership interests of German-American Institute for AIDS Research GmbH, a limited liability company formed under the laws of Germany.

        SECTION 2.2. Authorization of Agreements, etc. (a) The execution and delivery by the Company of this Agreement and the Other Loan Documents (and, with respect to Bartels, the Security Agreement and the Bartels Guaranty), the performance by the Company of its obligations hereunder and thereunder (and, with respect to Bartels, the Security Agreement and the Bartels Guaranty), the issuance, sale and delivery of the Note and the Warrant, and the issuance, sale and delivery of the Warrant Shares upon the exercise of the Warrant, have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government (except that the issuance of the Warrant Shares may require filings under one or more state securities laws, all of which filings will be made by the Company within the requisite time period), the Articles of Organization of the Company, as amended (the "Charter") or the By-laws of the Company, as amended (the "By-laws") (or, with respect to Bartels, its Certificate of Incorporation or By-laws), or any provision of any indenture, agreement or other instrument to which either the Company or Bartels is a party or by which either the Company or Bartels or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (whether with or without notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or Bartels.

               (b) The Warrant has been authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in this Agreement. The Warrant Shares have been duly authorized and reserved for issuance upon exercise of the Warrant, and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in this Agreement. Neither the issuance, sale or delivery of the Warrant, nor the issuance or delivery of the Warrant Shares is subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person, except as set forth in Article VI of this Agreement.

        SECTION 2.3. Validity. Each of this Agreement, the Note, the Other Loan Documents, and the Warrant has been (or at the Closing, shall be) duly executed and delivered by the Company and, where applicable, Bartels, and constitute the legal, valid and binding obligation of the Company, and, where applicable, Bartels, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other similar laws of general application affecting enforcement of creditors' rights generally and (ii) the availability of equitable remedies including specific performance may be limited by equitable principles of general applicability (regardless of whether enforcement is sought in a proceeding in equity or at law).

        SECTION 2.4. Authorized Capital Stock. The authorized capital stock of
(a) the Company consists of (i) 3,000,000 shares of preferred stock, no par value per share (the "Preferred Stock"), of which 730,000 shares have been designated "Series A Preferred" and 850,000 shares designated "Series A-I Preferred" and (ii) 5,000,000 shares of common stock (the "Common Stock") and
(b) Bartels consists of 1,000 shares of common stock, par value $.01 per share. Immediately prior to the Closing, all of the capital stock of Bartels which is issued and outstanding will be owned by the Company, 1,983,450 shares of Common Stock will be issued and outstanding all of which will be validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, 525,492 shares of Series A Preferred Stock will be issued and outstanding pursuant to the Convertible Stock Purchase Agreement, dated July 22, 1994, by and among the Company and the Purchasers set forth on "Schedule I" thereto (the "1994 Stock Purchase Agreement"), 566,874 shares of Series A-I Preferred will be issued and outstanding pursuant to the Convertible Stock Purchase Agreement, dated September 22, 1995, by and among the Company and the purchasers set forth on "Schedule I" thereto (the "1995 Stock Purchase Agreement") and 128,775 shares of Series A-I Preferred will be issued and outstanding pursuant to a Convertible Preferred Stock Purchase Agreement, dated November 16, 1995, between the Company and Northstar American Corporation. No other shares of capital stock of the Company or Bartels have been issued or reserved for issuance, except 385,000 shares of Common Stock reserved for issuance in the event options granted pursuant to the 1989 and 1990-1991 Stock Option Plans of the Company are exercised, 730,000 shares of Common Stock reserved for issuance in the event of the conversion of the shares of Series A Preferred Stock and 52,000 shares of Common Stock reserved for issuance in the event of the exercise of the Series A Warrant, both having been granted pursuant to the 1994 Stock Purchase Agreement, 850,000 shares of Common Stock reserved for issuance in the event of the conversion of the shares of Series A-I Preferred Stock granted pursuant to the 1995 Stock Purchase Agreement, 86,462 shares of Common Stock reserved for issuance in the event of the exercise of warrants granted pursuant to the Warrant Agreement, dated September 22, 1995, between the Company and Dublind Investments, L.L.C., 91,177 shares of Common Stock reserved for issuance in the event of the exercise of the warrants granted pursuant to the Warrant Agreement, dated November 16, 1995, between the Company and Creditanstalt Bankverein ("Creditanstalt"), 94,010 shares of Common Stock reserved for issuance in the event of exercise of the warrants granted pursuant to the Series A-II Warrant and Note Purchase Agreement, dated December 27, 1995, between the Company and Purchaser, 159,073 shares of Common Stock reserved for issuance in the event of exercise of the warrants granted pursuant to the Note and Series A-III Warrant Purchase Agreement, dated June 11, 1996 between the Company and CoreStates Enterprise Fund, a division of CoreStates Bank, N.A. ("CoreStates") and 79,537 shares of Common Stock reserved for issuance in the event of the exercise of the Warrant granted pursuant to this Agreement. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of the Series A Preferred Stock and the Series A-I Preferred Stock are as set forth in both of the Certificates of Vote of Directors Establishing a Series of a Class of Stock, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws. Except as provided for in the Charter, the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. This Section 2.4 sets forth the aggregate number of outstanding warrants, options, agreements, convertible securities or other commitments pursuant to which the Company is or may become obligated to issue any shares of its capital stock or other securities of the Company. Except as set forth above in this Section 2.4, there are no preemptive or similar rights to purchase or otherwise acquire shares of capital stock of the Company pursuant to any provisions of law, the Charter or By-laws of the Company, in each case as amended to the date hereof, or any agreement to which the Company is a party or otherwise. Except as set forth above in this Section 2.4, or as contemplated herein, immediately upon consummation at the Closing of the transactions contemplated hereby there will be no agreement, restriction or encumbrance (such as a right of first refusal, right of first offer, proxy, voting agreement, voting trust, bring-along or come-along rights) with respect to the sale or voting of any shares of capital stock of the Company (whether outstanding or issuable upon conversion or exercise of outstanding securities) of which the Company has knowledge.

        SECTION 2.5. Financial Statements . The Company has furnished to the Purchaser the audited balance sheet of the Company for the year ended June 30, 1995 (the "Balance Sheet") and the related audited statements of income, stockholders' equity and cash flows of the Company for the year ended June 30, 1995 and the balance sheet of the Company as of March 31, 1996 and the related statements of income, stockholders' equity and cash flows of the Company as of March 31, 1996. All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of the Company as of June 30, 1995 and March 31, 1996 respectively, and the results of its operations and cash flows as of June 30, 1995 and March 31, 1996 respectively. Since the date of the Balance Sheet, (i) there has been no change in the assets, liabilities or financial condition of the Company from that reflected in the Balance Sheet except for changes in the ordinary course of business which in the aggregate have not been materially adverse and (ii) none of the business, financial condition, operations or property of the Company have been materially adversely affected by any occurrence or development, individually or in the aggregate, whether or not insured against.

        SECTION 2.5A. Absence of Undisclosed Liabilities and Changes. Except as set forth on Schedule 2.5A attached hereto, as of the date hereof, (a) the Company had no liabilities of any nature (matured or unmatured, fixed or contingent) which were not provided for on the balance sheet of the Company as of such date, except for (i) liabilities which, individually and in the aggregate, were not material to the financial condition of the Company or (ii) liabilities incurred in the ordinary course of the Company's business and not required to be so provided for under generally accepted accounting principles , and (b) all reserves established by the Company and set forth on such balance sheet were adequate in all material respects. There are no loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 ("Statement No. 5") issued by the Financial Accounting Standards Board in March
1975) which are not adequately provided for in such balance sheet as required by Statement No. 5.

        SECTION 2.6. Events Subsequent to the Date of the Balance Sheet. Except as set forth in the attached Schedule 2.6 or as contemplated by this Agreement, since the date of the Balance Sheet neither the Company nor Bartels has (i) issued any stock, bond or other corporate security, (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except current liabilities incurred and liabilities under contracts entered into in the ordinary course of business, (iii) discharged or satisfied any lien or encumbrance or incurred or paid any obligation or liability (absolute, accrued or contingent) other than current liabilities shown on the Balance Sheet and current liabilities incurred since the date of the Balance Sheet in the ordinary course of business, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any share of its capital stock or other security, (v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than liens of current real property taxes not yet due and payable, (vi) sold, assigned or transferred any of its tangible assets except in the ordinary course of business, or canceled any debt or claim, (vii) sold, assigned, transferred or granted any exclusive license with respect to any material patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset other than in the ordinary course of business, (viii) suffered any material loss of property or waived any right of substantial value,
(ix) made any change in officer compensation except in the ordinary course of business and consistent with past practice, (x) made any material change in the manner of business or operations of the Company or Bartels, respectively, (xi) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby or (xii) entered into any commitment (contingent or otherwise) to do any of the foregoing.

        SECTION 2.7. Litigation; Compliance with Law. There is no material (i) action, suit, claim, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or Bartels, respectively, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to the Company or Bartels, respectively, pending under a collective bargaining agreement or otherwise or (iii) governmental inquiry pending or to the knowledge of the Company, threatened against or affecting the Company or Bartels, respectively, (including, without limitation, any inquiry as to the qualification of the Company or Bartels, respectively, to hold or receive any license or permit). The Company has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business, financial condition, operations or property. The Company is not in default with respect to any order, writ, injunction or decree known to or served upon the Company of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no material action or suit by the Company pending or threatened against others. Each of the Company and Bartels has complied in all material respects with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, and each of the Company and Bartels has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted, except where the failure to own or possess such permits, licenses or authorizations could not, either singly or in the aggregate, have a material adverse effect on the business, operations, properties or financial condition of the Company.

        SECTION 2.8. Title to Properties. Except in instances that, either singly or in the aggregate, could not have a material adverse effect on the business, operations, properties or financial condition of the Company, and except as disclosed in Schedule 2.8 hereof, each of the Company and Bartels has good and marketable title to its properties and assets reflected on the Balance Sheet (other than properties and assets disposed of in the ordinary course of business since the date of the Balance Sheet), and all such properties and assets are free and clear of mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances, except for liens for current taxes not yet due and payable and minor imperfections of title, if any, not material in nature or amount and not materially detracting from the value or materially impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company or Bartels, respectively.

        SECTION 2.9. Leasehold Interests. Each lease or agreement to which the Company or Bartels, respectively, is a party under which it is a lessee of any property, real or personal (a list of all such leases being attached hereto as Schedule 2.9), is a valid and subsisting agreement without any material default of the Company or Bartels, respectively, thereunder and, to the knowledge of the Company, without any material default thereunder of any other party thereto. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by the Company or Bartels, respectively, under any such lease or agreement or, to the knowledge of the Company, by any other party thereto.

        SECTION 2.10. Taxes. The Company has filed or will file within the time prescribed by law (including extensions of time approved by the appropriate taxing authority) all tax returns, Federal, state, county and local, required to be filed by it, and the Company has paid all taxes shown to be due by such returns and extensions as well as all other taxes, assessments and governmental charges which have become due or payable, including, without limitation, all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties. All such taxes with respect to which the Company has become obligated have been paid and adequate reserves have been established for all taxes accrued but not yet payable. No deficiency assessment with respect to or proposed adjustment of the Company's Federal, state, county or local taxes is pending or, to the knowledge of the Company, threatened. There is no tax lien in favor of any Federal, state, county or local taxing authority, outstanding against the assets, properties or business of the Company. Neither the Company nor any of its stockholders has ever filed a consent pursuant to
Section 341(f) of the Internal Revenue Code of 1986, as amended (the "Code"), relating to collapsible corporations.

        SECTION 2.11. Other Agreements. Except as set forth in the attached
Schedule 2.11, neither the Company nor Bartels is a party to or otherwise bound by any written or oral contract or instrument or other restriction which individually or in the aggregate could materially adversely affect the business, financial condition, operations or property of the Company. Except as set forth in the attached Schedule 2.11, or as a result of the transactions contemplated in this Agreement, the Note, the Other Loan Documents, or the Warrant, neither the Company nor Bartels is a party to or otherwise bound by any written or oral:

               (a) distributor, dealer, manufacturer's representative or sales agency contract or agreement which is not terminable on less than ninety
        (90) days' notice without cost or other liability to the Company or Bartels;

               (b) sales contract which entitles any customer to a rebate or right of set-off, to return any product to the Company or Bartels after acceptance thereof or to delay the acceptance thereof, or which varies in any material respect from the Company's or Bartels' standard form contracts;

               (c) contract with any labor union (and, to the knowledge of the Company, no organizational effort is being made with respect to any of its or Bartels' employees);

               (d) contract or other commitment with any supplier containing any provision permitting any party other than the Company or Bartels to renegotiate the price or other terms, or containing any pay-back or other similar provision, upon the occurrence of a failure by the Company or Bartels to meet its obligations under the contract when due or the occurrence of any other event;

               (e) contract for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of its normal operating requirements;

               (f) contract for the employment of any officer, employee or other person (whether of a legally binding nature or in the nature of informal understandings), on a full-time or consulting basis which is not terminable on notice without cost or other liability to the Company or Bartels, except normal severance arrangements and accrued vacation pay;

               (g) agreement or indenture relating to the borrowing of money or to the mortgaging or pledging of, or otherwise placing a lien or security interest on, any asset of the Company or Bartels;

               (h) guaranty of any obligation for borrowed money or otherwise;

               (i) agreement, or group of related agreements with the same party or any group of affiliated parties, under which the Company or Bartels has advanced or agreed to advance money or has agreed to lease any property as lessee or lessor;

               (j) agreement or obligation (contingent or otherwise) to issue, sell or otherwise distribute or to repurchase or otherwise acquire or retire any share of its capital stock or any of its other equity securities;

               (k) assignment, license or other agreement with respect to any form of intangible property or Intellectual Property (as defined in Section 2.12) or the development or use thereof;

               (l) agreement under which it has granted any person any registration rights;

               (m) agreement under which it has limited or restricted its right to compete with any person in any respect; or

               (n) other contract or group of related contracts with the same party involving more than $50,000 or continuing over a period of more than one year from the date or dates thereof (including renewals or extensions optional with another party), which contract or group of contracts is not terminable by the Company or Bartels without penalty upon notice of thirty (30) days or less, but excluding any contract or group of contracts with a customer of the Company or Bartels for the sale, lease or rental of the Company's or Bartels' respective products or services if such contract or group of contracts was entered into by the Company or Bartels, respectively, in the ordinary course of business.

        SECTION 2.12. Patents, Trademarks, etc. Set forth in Schedule 2.12 is a list and brief description of all patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names and copyrights, and all applications for such which are in the process of being prepared, owned by or registered in the name of the Company or Bartels, or of which the Company or Bartels is a licensor or licensee or in which the Company or Bartels has any right, and in each case a brief description of the nature of such right. Except as set forth in Schedule 2.12, each of the Company and Bartels owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets and know-how (collectively, "Intellectual

Property") necessary to the conduct of its business as conducted, and no claim is pending or, to the knowledge of the Company, threatened to the effect that the operations of the Company or Bartels infringe upon or conflict with the rights of any other person under any Intellectual Property, and to the knowledge of the Company there is no basis for any such claim. No claim is pending or, to the knowledge of the Company, threatened to the effect that any such Intellectual Property owned or licensed by the Company or Bartels, or which the Company or Bartels otherwise has the right to use, is invalid or unenforceable by the Company or Bartels, as applicable, and to the knowledge of the Company there is no basis for any such claim. To the knowledge of the Company, all technical information developed by and belonging to the Company or Bartels, as applicable, which has not been patented has been kept confidential. The Company has not granted or assigned to any other person or entity any right to manufacture or assemble any products or proposed products of the Company, other than to its affiliates, and to the knowledge of the Company no other person or entity has asserted any such right.

        SECTION 2.13. Loans and Advances. Except as set forth on Schedule 2.13, neither the Company nor Bartels has any outstanding loans or advances to any person and is not obligated to make any such loans or advances, except, in each case, for advances to employees of the Company or Bartels in respect of reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for the Company or Bartels.

        SECTION 2.14. Assumptions, Guaranties, etc. of Indebtedness of Other Persons. Neither the Company nor Bartels has assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in a debtor, or otherwise to assure a creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

        SECTION 2.15. Significant Customers and Suppliers. No customer which accounted for 10% or more of the Company's sales or revenues during the periods covered by the financial statements referred to in Section 2.5 or which has been significant to the Company thereafter has terminated, materially reduced or threatened to terminate or materially reduce its purchases from the Company. As of the date of this Agreement, there is no supplier to the Company which is a sole-source supplier.

        SECTION 2.16. Governmental Approvals. Subject to the accuracy of the representations and warranties of the Purchaser set forth in Article III hereof, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement, the Note, the Other Loan Documents or the Warrant (and, with respect to Bartels, the Security Agreement or Bartels Guaranty), or the issuance, sale and delivery of the Warrant Shares upon exercise of the Warrant, other than (i) filings pursuant to state securities laws in connection with the issuance and sale of the Warrant and (ii) with respect to the registration rights provisions contained in Article VI of this Agreement, the registration of the shares covered thereby with the Securities and Exchange

Commission or any successor regulatory entity (the "Commission") and filings pursuant to state securities laws.

        SECTION 2.17. Accuracy of Statements. Neither this Agreement nor any Schedule, Exhibit, statement, list, document, certificate or other information furnished by or on behalf of the Company to the Purchaser in connection with this Agreement or any of the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

        SECTION 2.18. Insurance. Schedule 2.18 lists all insurance policies which the Company maintains with respect to its businesses, properties and employees. Such policies are in full force and effect and the Company has received no notice of termination from the insurance carriers. Such policies, with respect to their amounts and types of coverage, are adequate in the reasonable commercial judgment of the Company to insure against risks to which the Company and its respective businesses. Since the date of the Balance Sheet, there has been no material adverse change in the Company's relationship with its insurers or in the premiums payable pursuant to such policies.

        SECTION 2.19. Employment Relations. (a) The Company is in material compliance with applicable federal, state or other applicable laws, domestic or foreign, respecting employment and employment practices, safety, terms and conditions of employment and wages and hours.

               (b) The Company does not maintain or contribute to any employee benefit plan ("Employee Benefit Plan") within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to ERISA but which is not in substantial compliance with ERISA, or which has incurred any material liability to the Pension Benefit Guaranty Company ("PBGC") in connection with any Employee Benefit Plan covering any employees of the Company or any of its subsidiaries or ceased operations at any facility or withdrawn from any such Plan in a manner which could subject it to material liability under Section 462(f), 4063 or 4064 of ERISA, and knows of no facts or circumstances which might give rise to any material liability of the Company to the PBGC under Title IV of ERISA.

        SECTION 2.20. Compensation of Key Employees. Schedule 2.20 sets forth the aggregate compensation (salaries, wages and bonuses) paid by the Company to its four most highly compensated employees for the 1995 fiscal year and the amount of such compensation scheduled to be paid to such employees for the 1996 fiscal year.

        SECTION 2.21. Environmental Compliance. The Company is in compliance with all applicable laws relating to environmental matters in each jurisdiction where it is presently engaged in a material manufacturing business, except for such failures to comply which, in the aggregate, could reasonably be expected not to have a material adverse effect on the Company. The Company is not subject to any liability under any such environmental laws, that, in the aggregate for all such liabilities, could be reasonably expected to have a material adverse effect on the Company.

                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

        The Purchaser represents and warrants to the Company as of the Closing Date that:

        SECTION 3.1. Purchase of Securities. (a) It is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "Securities Act") and was not organized for the specific purpose of acquiring the Note or the Warrant.

               (b) It has sufficient knowledge and experience in investing in companies in a similar stage of development to the Company so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof.

               (c) It has had an opportunity to discuss the Company's business, management and financial condition with the Company's management.

               (d) It is acquiring the Note and the Warrant for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof.

               (e) It understands that (i) the Note, the Warrant and, upon exercise thereof, the Warrant Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act,
        (ii) the Note, the Warrant and, upon exercise thereof, the Warrant Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Note, the Warrant and, upon exercise thereof, the Warrant Shares will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect.

        SECTION 3.2. Authority. It has all requisite power and authority to execute, deliver and perform this Agreement, the Note, the Other Loan Documents, and the Warrant and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, the Note, the Other Loan Documents, and the Warrant and the consummation of the transactions contemplated hereby and thereby. This Agreement, the Note, the Other Loan Documents, and the Warrant on the Closing Date will constitute the legal, valid and binding obligations of the Purchaser, enforceable in accordance with their terms, except (i) to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceedings therefor may be brought.

        SECTION 3.3. Projections. It understands that any and all financial projections and other estimates delivered to it were based on the Company's experience in the industry and on assumptions of fact and opinion which the Company believes to have been, and to be, reasonable. It understands that the Company cannot and does not assure or guarantee the attainment of such projections or other estimates.

                                   ARTICLE IV

                 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER

        The obligations of the Purchaser to purchase and pay for the Note and the Warrant, both being purchased by it on the Closing Date, are, at its option, subject to the satisfaction of the following conditions on or before such Closing Date:

        SECTION 4.1. Opinion of Company's Counsel. The Purchaser shall have received from Morrison & Foerster LLP, counsel for the Company, an opinion dated the Closing Date, in the form attached hereto as Exhibit C.

        SECTION 4.2. Representations and Warranties to be True and Correct. The representations and warranties contained in Article II hereof shall be true, complete and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the President of the Company shall have certified to such effect to the Purchaser in writing.

        SECTION 4.3. Performance. The Company shall have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or at the Closing Date, and the President of the Company shall have certified to the Purchaser in writing to such effect and to the further effect that all of the conditions set forth in this Article IV have been satisfied.

        SECTION 4.4. All Proceedings to be Satisfactory. All corporate and other proceedings to be taken by the Company in connection with the transaction contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Purchaser and its counsel, and the Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

        SECTION 4.5. Supporting Documents. At the Closing, the Purchaser shall have received copies of the following documents:

                      (a) (i) the Charter, certified as of a recent date by the
               Secretary of State of the Commonwealth of Massachusetts and (ii) a certificate (A) of said Secretary dated as of a recent date as to the due incorporation and subsistence of the Company, and listing all documents of the Company on file with said Secretary and (B) from the Secretary of State of the State of Delaware dated as of a recent date as to the due incorporation and subsistence of Bartels, and listing all documents of Bartels on file with said Secretary;

                      (b) a certificate of the Clerk or an Assistant Clerk of
               the Company dated the Closing Date and certifying: (i) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors (the "Company Board") or the stockholders of the Company authorizing the execution, delivery and performance of this Agreement and the Other Loan Documents, the issuance, sale, delivery, and performance of the Note and the Warrant, and the reservation, issuance and delivery of the Warrant Shares upon the exercise of the Warrant, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement; (ii) that the Charter has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (a)(ii) above; and
               (iii) to the incumbency and specimen signature of each officer of the Company executing this Agreement, the Note, the Other Loan Documents, and the Warrant and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause (b);

                      (c) the Purchaser shall have received an undated stock
               power for each certificate representing shares of stock pledged pursuant to the Junior Subordinated Pledge Agreement, dated as of the Closing Date, between the Company and the Purchaser (the "Subordinated Pledge Agreement"),executed in blank by a duly authorized officer of the pledge thereof;

                      (d) the Purchaser shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on Form UCC-1, necessary or, in the opinion of the Purchaser, desirable to perfect the security interests created by the Other Loan Documents and required by the Other Loan Documents have been completed;

                      (e) a certificate from the Secretary or Assistant
               Secretary of Bartels to the effect of the certificate deliverable by the Company pursuant to clause (b) above; and

                      (f) such additional supporting documents and other
               information with respect to the operations of the Company as the Purchaser or its counsel may reasonably request.

        SECTION 4.6. Fees of Purchaser. The Company shall have paid, in accordance with Section 8.1, the reasonable legal and other fees and disbursements of the Purchaser, as invoiced.

        SECTION 4.7. Warrant. The Company shall have issued the Warrant to the Purchaser.

        SECTION 4.8. Note and Other Loan Documents. The Purchaser shall have received (i) the Note executed and delivered by a duly authorized officer of the Company, and (ii) each of the following documents, each executed and delivered by a duly authorized officer or representative of each of the parties thereof and each dated as of the Closing Date: (A) the Junior Subordinated Security Agreement between the Company, Bartels and the Purchaser (the "Security Agreement"); (B) the Intercreditor and Subordination Agreement between the Company, the Purchaser, CoreStates and Creditanstalt; (C) the Subordinated Pledge Agreement; (D) the Junior Subordinated Subsidiary Guaranty (the "Bartels Guaranty"); (E) the Agreement (Intracel Trademark) between the Company and the Purchaser; (F) the Agreement (Intracel Patent) between the Company and the Purchaser; (G) the Agreement (Bartels Patent) between Bartels and the Purchaser; and (H) the Agreement (Bartels Trademark) between Bartels and the Purchaser (collectively, the "Other Loan Documents").

                                    ARTICLE V

                            COVENANTS OF THE COMPANY

        The Company covenants and agrees with the Purchaser that until the Warrant is exercised in full or until the Warrant expires, whichever event occurs first (other than the covenant in Section 5.5, which shall only survive until the Note is repaid in full):

        SECTION 5.1. Reserve for Warrant Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the exercise of the Warrant for Warrant Shares, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the exercise of the Warrant. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the Warrant, or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon the exercise of the Warrant.

        SECTION 5.2. Corporate Existence. The Company shall maintain its corporate existence, rights and franchises in full force and effect.

        SECTION 5.3. Restrictive Agreements Prohibited. The Company shall not become a party to any agreement which by the terms thereof or as a result of the performance thereof restricts the Company's performance of this Agreement, the Note, the Other Loan Documents or the Warrant.

        SECTION 5.4. Compliance with Laws. The Company shall comply with all applicable laws, rules, regulations and orders, noncompliance with which could materially adversely affect its business or condition, financial or otherwise.

        SECTION 5.5. Senior Indebtedness. The Company shall not incur any indebtedness which is senior or pari passu in right of payment to the Note, without first obtaining the consent of the Purchaser (which shall not be unreasonably withheld) except for: (a) indebtedness existing on the Closing Date; (b) any debt acquired or assumed in connection with an acquisition, provided that such indebtedness is secured only by the assets so acquired; and
(c) any refinancings of indebtedness of the type described in (a) and (b) above, provided that such refinancings do not result in an increase in the principal amount of such loan, with respect to Creditanstalt, in excess of the original principal amount of such indebtedness (and such amount in excess of the then outstanding principal amount thereunder shall be amortized from and after July 1, 2001) and, with respect to CoreStates, in excess of the then outstanding principal amount thereunder.

                                   ARTICLE VI

                               REGISTRATION RIGHTS

        SECTION 6.1. Piggyback Registration.

               (a) If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a transaction of the type described in Rule 145(a) as promulgated under the Exchange Act, a transaction relating solely to the sale of debt or convertible debt instruments or a registration on any form (other than Form S-1, S-2 or S-3, or their successor forms) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Stock, the Company will:

                      (i) give to the holder of Registrable Stock written notice thereof as soon as practicable prior to filing the registration statement; and

                      (ii) include in such registration and in any underwriting
               involved therein, all the Registrable Stock specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from the Company, by the holder of Registrable Stock, except as set forth in subsection (b) below.

               (b) If the registration is for a registered public offering involving an underwriting, the Company shall so advise the holder of Registrable Stock as a part of the written notice given pursuant to subsection (a)(i). In such event, the right of the holder of Registrable Stock to registration pursuant to this Article VI shall be conditioned upon the holder's participation in such underwriting to the extent provided herein. If the holder of

        Registrable Stock proposes to distribute its securities through such underwriting, it shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Article VI, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Shares of Registrable Stock to be included in the registration and underwriting, or may exclude Registrable Stock entirely from such registration if the registration is the first registered offering for the sale of the Company's securities to the general public, or a registered offering pursuant to Section 3 of the Registration Rights Agreement dated July 22, 1994 between the Company and each of the purchasers of shares of the Series A Convertible Preferred Stock of the Company named therein, Section 3 of the Registration Rights Agreement dated September 22, 1994 between the Company and each of the purchasers of shares of the Series A-I Convertible Preferred Stock of the Company named therein, Section 9 of the Series A-I Warrant issued by the Company to Dublind Investments, L.L.C. on September 22, 1995, Section 9 of the Series A-I Warrant granted by the Company to Creditanstalt on November 21, 1995, Section 9 of the Series A-II Warrant granted by the Company to the Purchaser or Article VI of the Note and Series A-III Warrant Purchase Agreement between the Company and CoreStates dated as of June 11, 1996 (provided that no shares held by officers of the Company, other than shares subject to other registration rights granted by the Company that may be owned by officers, are included in the registration and underwriting). The Company shall so advise the holder of Registrable Stock and the other holders distributing their securities through such underwriting, and the number of shares of securities that may be included in the registration and underwriting shall be allocated among the holder of Registrable Stock and other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Stock held by the Holder and other securities held by other holders at the time of filing the registration statement. If the Holder disapproves of the terms of any such underwriting, if may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any Registrable Stock excluded or withdrawn from such underwriting shall be withdrawn from such registration.

               (c) As used in this Article VI the following terms, unless the context otherwise requires, have the following respective meanings:

                      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                      "Registrable Stock" shall mean the Warrant Shares, but only so long as such shares continue to be Restricted Stock. Any such shares shall continue to be Restricted Stock until such time as such shares (i) have been disposed of in accordance with a registration statement which has become effective under the Securities Act or

        (ii) have been publicly sold in compliance with Rule 144 (or any similar provision then in force) under the Securities Act.

               (d) If requested in writing by the underwriter or underwriters for the initial underwritten public offering of securities of the Company, the holder of Registrable Stock shall agree not to sell publicly any shares of Registrable Stock or any other shares of Common Stock (other than Registrable Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriter or underwriters, for a period of not more than 120 days following the effective date of the registration statement relating to such initial public offering.

        SECTION 6.2. Registration Procedures. If and whenever the Company is required by the provisions of Section 6.1 to effect the registration of any shares of Registrable Stock under the Securities Act, the Company will, as expeditiously as possible:

               (a) prepare and file with the Commission a registration statement with respect to such Registrable Stock and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Stock covered by such registration statement in accordance with the holder's intended method of disposition as set forth in such registration statement for such period;

               (c) furnish to the holder of Registrable Stock and to each underwriter such number of copies of the registration statement and prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Stock covered by such registration statement;

               (d) use its best efforts to register or qualify the Registrable Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdiction as the holder of Registrable Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

               (e) use its best efforts to list the Registrable Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

               (f) in addition to its obligations under Section 6.2 hereof, immediately notify the holder of Registrable Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (g) if the offering is underwritten, at the request of the holder of Registrable Stock, furnish on the date that Registrable Stock is delivered to the underwriters for sale pursuant to such registration:
        (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to the holder of Registrable Stock, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial data contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by the Holder or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to the holder of Registrable Stock, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

               (h) make available for inspection by the holder of Registrable Stock, by any underwriter participating in any distribution pursuant to such registration statement, and by any attorney, accountant or other agent retained by the holder of Registrable Stock or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the holder of Registrable Stock and any underwriter, attorney, accountant or agent in connection with such registration statement.

        For purposes of this Agreement, the period of distribution, if not otherwise described in the Registration Statement of Registrable Stock in a firm commitment underwritten public offering, shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Stock in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Stock covered thereby or 120 days after the effective date thereof.

        In connection with each registration hereunder, the holder of Registrable Stock will furnish to the Company in writing such information with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

        In connection with each registration pursuant to Section 6.1 covering an underwritten public offering, the Company and the holder of Registrable Stock agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

        SECTION 6.3. Expenses. All expenses incurred by the Company in complying with Section 6.1, including all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, reasonable fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and reasonable fees and disbursements of one counsel for the sellers of Registrable Stock, but excluding any Selling Expenses, are called "Registration Expenses". "Selling Expenses" shall include only such underwriting discounts and selling commissions applicable to the sale of any Registrable Stock which would not have been incurred in the absence of the registration and sale of the Registrable Stock.

        The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 6.1; provided, however, that in connection with a registration statement filed under Section 6.1, the Company shall not be obligated to pay fees and expenses (including counsel fees) incurred in connection with complying with state securities laws in any state in which the Company is not otherwise registering for sale any of the shares the Company proposes to sell in the offering. All Selling Expenses in connection with each registration statement filed pursuant to Section 6.1 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers as they may agree.

        SECTION 6.4. Indemnification and Contribution

               (a) In the event of a registration of any of the Registrable Stock under the Securities Act pursuant to Section 6.1, the Company will indemnify and hold harmless the holder of Registrable Stock, each underwriter of Registrable Stock and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the holder of Registrable Stock, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Stock was registered under the Securities Act pursuant to Section 6.1, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the holder of Registrable Stock, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the holder of Registrable Stock, underwriter or controlling person in writing specifically for use in such registration statement or prospectus.

               (b) In the event of a registration of any Registrable Stock under the Securities Act pursuant to Section 6.1, the holder of Registrable Stock will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Stock was registered under the Securities Act pursuant to Section 6.1, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Holder will be liable hereunder in any such case only if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to the holder of Registrable Stock, as such, furnished in writing to the Company by the holder of Registrable Stock specifically for the use in such registration statement or prospectus; provided, further, that the liability of the holder of Registrable Stock shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Registrable Stock sold by the holder of Registrable Stock under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by the holder of

        Registrable Stock from the sale of Registrable Stock covered by such registration statement.

               (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other then under this Section 6.4 and shall only relieve it from any liability which it may have to such indemnified party under this Section 6.4 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6.4 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be considered by the indemnified party to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in defense of any such action, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement (i) which does not include as an unconditional term thereof the giving, by the claimant or plaintiff, to such indemnified party of a release from all liability in respect to such action or (ii) which involves any relief against the indemnified party other than the payment of money which is to be paid in full by the indemnifying party.

               (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) the holder of Registrable Stock exercising rights under this Agreement, or any controlling person of the holder of Registrable Stock, makes a claim for indemnification pursuant to this Section 6.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section
        6.4 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the holder of Registrable Stock or any such controlling person in circumstances for which indemnification is provided under this

        Section 6.4; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the holder of Registrable Stock is responsible for the portion represented by the percentage that the public offering price of its Registrable Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) the holder of Registrable Stock will not be required to contribute any amount in excess of the public offering price of all such Registrable Stock sold by the holder of Registrable Stock pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

        SECTION 6.5. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of Registrable Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective (or the Company shall otherwise have become subject to the periodic reporting requirements of the Exchange Act), the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

               (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (c) furnish to each holder of Registrable Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Stock without registration.

        SECTION 6.6. Termination of Piggyback Registration Rights. The obligations of the Company to register shares of Registrable Stock under Section
6.1 shall terminate on April 1, 2005, unless such obligations terminate earlier in accordance with the terms of the Warrant.

        SECTION 6.7. Material Non-Public Information. Notwithstanding any provision of this Agreement to the contrary, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 30 days (and for periods not exceeding, in the aggregate, 60 days in any 24-month period) if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

                                   ARTICLE VII

                                  MISCELLANEOUS

        SECTION 7.1. Expenses. Each party hereto will pay its own expenses in connection with the transactions contemplated hereby whether or not such transactions shall be consummated; provided, however, that the Company shall pay the reasonable legal and other fees and disbursements of the Purchaser, as invoiced.

        SECTION 7.2. Survival of Agreements. Unless otherwise expressly stated herein, in the Warrant or in any certificate or instrument delivered pursuant to or in connection therewith, all covenants and agreements made herein, in the Warrant, or any certificate or instrument delivered to the Purchaser pursuant to or in connection with this Agreement or the Warrant shall survive the execution and delivery of this Agreement, the Warrant and the issuance and delivery of the Warrant Shares from the date of this Agreement until the Warrant is exercised in full or until the Warrant expires, whichever event occurs first; provided, however, that the representations and warranties contained in the Note or the Other Loan Documents shall survive until all amounts due under the Note shall be paid in full. All statements contained in any certificate or other instrument delivered by the Company hereunder or thereunder or in connection herewith or therewith shall be deemed to constitute representations and warranties made by the Company.

        SECTION 7.3. Brokerage. Each party hereto will indemnify and hold harmless the other against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

        SECTION 7.4. Parties in Interest. All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, all representations, covenants and agreements benefiting the Purchaser shall inure to the benefit of any and all subsequent holders from time to time of the Note, the Warrant or the Warrant Shares.

        SECTION 7.5. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person or mailed by certified or registered mail, return receipt requested, as follows:

                      (a) if to the Company, at Intracel Corporation, 359
               Allston Street, Cambridge, MA 02349, Attention: President, with a copy to Joseph W. Bartlett, Esq., Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, NY 10104; and

                      (b) if to the Purchaser, at the address set forth beneath
               the Purchaser's name on the signature page to this Agreement, with a copy to

               Karen C. Wiedemann, Esq., Reboul, MacMurray, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, NY 10111.

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the other.

        SECTION 7.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, regardless of the jurisdiction of creation or domicile of the Company or its successors or of the Purchaser (without giving effect to its choice of law principles).

        SECTION 7.7. Entire Agreement. This Agreement, including the Schedules and Exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. All Schedules and Exhibits hereto are hereby incorporated herein by reference.

        SECTION 7.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        SECTION 7.9. Amendments. This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company and the Purchaser.

        SECTION 7.10. Severability. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

        SECTION 7.11. Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

        IN WITNESS WHEREOF, the Company and the Purchaser have executed this Agreement as of the day and year first above written.


                                        INTRACEL CORPORATION


[Corporate Seal]                        By:_______________________
                                           Name:
                                           Title:
Attest:



__________________________
Name:
Title:


                                        NORTHSTAR ADVANTAGE
                                        HIGH TOTAL RETURN FUND


                                        By:______________________________
                                           Name:
                                           Title:
                                                  Address: c/o Thomas Ole Dial
                                                           2 Pickwick Plaza
                                                           Greenwich, CT 06830
                                                           Attn: Michael Graves

                                                                       EXHIBIT A

        THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. IT MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER SUCH ACT OR IN COMPLIANCE WITH ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.

        THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR U.S. FEDERAL INCOME TAX PURPOSES. FOR FURTHER INFORMATION CONTACT:

                            MORRISON & FOERSTER LLP
                            1290 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10104
                            ATTN: JOSEPH W. BARTLETT

        THIS PROMISSORY NOTE IS SUBJECT TO THE TERMS OF AN INTERCREDITOR AND SUBORDINATION AGREEMENT DATED AS OF JUNE 21, 1996 IN FAVOR OF CREDITANSTALT BANKVEREIN, CORESTATES ENTERPRISE FUND, A DIVISION OF CORESTATES BANK, N.A. AND NORTHSTAR ADVANTAGE HIGH TOTAL RETURN FUND, WHICH AGREEMENT IS INCORPORATED HEREIN BY REFERENCE.


                              INTRACEL CORPORATION


                             SECURED PROMISSORY NOTE

June 21, 1996

        FOR VALUE RECEIVED, INTRACEL CORPORATION, a Massachusetts corporation (the "Company"), hereby promises to pay to the order of Northstar Advantage High Total Return Fund, a Massachusetts business trust ("Northstar"), the Principal Amount (as defined below) in eight equal quarterly installments payable pursuant to Section 1 with interest payable pursuant to Section 2. Capitalized terms used in this Note have the meanings provided in Section 11.

        SECTION 1. Purchase of Note; Payments of Principal and Interest. (a) Purchase of Note. On June 21, 1996 (the "Closing Date"), Northstar agrees to purchase this Note for $1,860,000 and the principal amount of this Note shall be deemed to be $2,000,000 (the "Principal Amount").

               (b) Principal Payment Date. The Principal Amount of this Note shall be due and payable in full on June 30, 2001 (the "Principal Payment Date").

               (c) Optional Prepayment; Prepayment Premium. The Company shall have the right at any time upon 90 days' written notice to the Noteholder, to prepay voluntarily the entire

Unpaid Principal Amount without premium or penalty, except that any such prepayment shall be accompanied by the payment of the difference between the amount of interest actually paid by the Company under the terms hereof (including through the issuance of PIK Notes and additional Notes under Section 15(b) hereof) and the amount of interest which would have been due hereunder if such interest were calculated at a compounded rate of interest equal to 17.6% per annum (a "Prepayment Fee") through the date of such prepayment. In the event the Company elects to prepay this Note pursuant to this clause (c), it shall also simultaneously prepay all PIK Notes which are then outstanding.

               (d) Mandatory Prepayments. (i) In the event of a Change in Control or redemption by the Company of shares of Preferred Stock in an amount in excess of five percent (5%) of the number of shares of Preferred Stock outstanding on the date hereof, the Unpaid Principal Amount and all accrued interest thereon shall be prepaid in full.

                (ii) Upon repayment in full of all obligations due under the Credit Agreement and fulfillment by the Company of all its obligations under Section 1(d)(ii) of the Secured Promissory Note (which shall be deemed to include the repayment in full of all obligations due under the Secured Promissory Note) (the "Senior Payoff Date"), the parties hereto agree as follows. The holder of the Original Northstar Note, if such at such time has not been repaid in full, shall be given the right to receive payments with respect to all amounts due thereunder on the terms set forth in Section 2.8 of the Credit Agreement (the "Sweep Payments"), which payments shall permit the reduction of the set aside established under Section 1(d) of the Secured Promissory Note on a dollar for dollar basis. Such holder shall have the right to decline to receive the Sweep Payments, in which case Northstar shall receive the Sweep Payments, which shall first be applied against any unpaid interest which is due and payable hereunder and thereafter to the Unpaid Principal Amounts. In the event that, on the Senior Payoff Date, all obligations due under the Original Northstar Note have been repaid in full, Northstar shall be entitled to receive the Sweep Payments hereunder, which shall be applied as set forth in the immediately preceding sentence.

                (iii) No prepayment fee or penalty shall be payable in respect of any mandatory prepayment pursuant to this subsection (d), other than those events listed in clauses (i) through (v) of the definition of "Change in Control", for which a prepayment fee shall be payable and shall be calculated as if such prepayment were optional and shall be equal to the Prepayment Fee that would be payable in connection with such a prepayment under clause (c).

        SECTION 2. Interest. (a) Interest Rate. Except as otherwise expressly provided in Sections 1(c) and 6(b), interest shall accrue from the Closing Date at the Applicable Interest Rate on the Unpaid Principal Amount, or (if less) at the highest rate then permitted under applicable law. All computations of interest shall be made on the basis of a year of three hundred and sixty (360) days for the actual number of days.

               (b) Interest Payment Dates. Interest shall be payable quarterly in arrears on each Interest Payment Date, beginning with the Interest Payment Date occurring on December 31, 1996.

               (c) Payments In Cash or in Kind. Interest payments may be made by the Company in cash; provided, however, that notwithstanding the foregoing, if either (i) the ratio of Consolidated EBITDA to Consolidated Interest Expense is less than or equal to 2.0 to 1.0 or (ii) the sum of the Company's cash and cash equivalent investments and amounts available under any revolving credit facility of the Company's is less than or equal to $3,500,000 (for each of (i) and (ii), as reported in the then most recent annual financial statements delivered pursuant to Section 4(a)(i)), such payment may be made by the Company in kind. Payments in kind may be made through the issuance of one or more additional Notes in the form of this Note (each, a "PIK Note"), on the relevant Interest Payment Date and dated as of such date, in an aggregate principal amount equal to the amount of interest that would be payable with respect to this Note if such interest were paid in cash. Anything contained herein to the contrary notwithstanding, all payments of interest that shall become due and payable on the final Interest Payment Date shall be payable in cash in the manner set forth herein.

               (d) Application of Payments. Payments received by the Noteholder from the Company on this Note shall be applied first to the payment of interest which is due and payable, to the extent not paid by one or more PIK Notes, and, thereafter, to the Unpaid Principal Amount.

               (e) Applicable Interest Rate. For the period commencing on the Closing Date until the second year anniversary of the Closing Date, the "Applicable Interest Rate" shall be a fixed rate of interest equal to twelve percent (12%) per annum and, thereafter, a fixed rate of interest equal to thirteen percent (13%) per annum.

        SECTION 3. Collateral Security. This Note and any PIK Note issued are secured by and entitled to the benefits of the Security Documents on a pari passu basis.

        SECTION 4. Covenants. (a) The Company hereby agrees that, so long as any amount is owing to the Noteholder (and, with respect to clause (i) below, until the earlier to occur of (i) the Consummation of an IPO (as hereinafter defined), and (ii) the date on which the Noteholder owns beneficially less than 50% of the Common Stock of the Company, no par value per share ("Common Stock"), issuable pursuant to that certain Series A-IV Common Stock Warrant issued by the Company to the Noteholder in connection with the delivery of this Note), the Company shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries to:

                (i) Financial Statements. Furnish to the Noteholder:

                             (A) as soon as available, but in any event within
               90 days after the end of each fiscal year of the Company, a copy of the consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income and stockholders' equity and of cash flows for such year, setting forth in each case comparisons to the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Ernst & Young or other independent certified public accountants of nationally recognized standing; and

                             (B) as soon as available, but in any event not
               later than 30 days after the end of each month of each fiscal year of the Company, the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and stockholders' equity and of cash flows of the Company and its consolidated Subsidiaries for such month and the portion of the fiscal year through the end of such month, setting forth in each case comparisons to the figures for the previous year certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments).

        All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein) and shall be accompanied by a management discussion and analysis in respect of the fiscal periods reported on therein.

                (ii) Certificates; Other Information. Furnish to the Noteholder:

                             (A) concurrently with the delivery of the financial
               statements referred to in Section 4(a)(i)(A), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                             (B) concurrently with the delivery of the financial
               statements referred to in Section 4(a)(i)(A) and 4(a)(i)(B), a certificate of a Responsible Officer stating that, to the best of such officer's knowledge, the Company during such period and as of the date of such certificate has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Note to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any Default or Event of Default during such period or on or prior to the date of such certificate except as specified in such certificate;

                             (C) not later than 30 days prior to the end of each
               fiscal year of the Company, a copy of the projections by the Company of the operating budget and cash flow budget of the Company and its Subsidiaries for the succeeding fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on the basis of sound financial planning practice and that such officer has no reason to believe they are incorrect or misleading in any material respect;

                             (D) within 5 days after the same are sent, copies
               of all financial statements and reports which the Company sends to its stockholders, and within 5 days after the same are filed, copies of all financial statements and reports which the Company may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;

                             (E) promptly upon receipt thereof, any additional
               reports, management letters or other detailed information concerning significant aspects of the Company's operations or financial affairs given to the Company by its independent certified public accountants (and not otherwise contained in other materials provided hereunder);

                             (F) during the month of October in each calendar
               year, a report of a reputable insurance broker with respect to insurance and such supplemental reports with respect thereto as the Noteholder may reasonably request from time to time;

                             (G) promptly, and in any case within five Business
               Days, written notice of the commencement of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Company or any of its Subsidiaries, and of any material adverse development in connection with any of the foregoing, in each case described in reasonable detail (including a description of the parties, the venue and the nature of the claim); and

                             (H) promptly, such additional financial and other
               information as the Noteholder may from time to time reasonably request.

                      (iii) Performance of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company or its Subsidiaries, as the case may be. Comply with all Contractual Obligations and Requirements of Law except to the extent the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                      (iv) Conduct of Business and Maintenance of Existence. Continue to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business.

                      (v) Maintenance of Property; Insurance. Keep all property useful and necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Noteholder, upon written request, full information as to the insurance carried.

                      (vi) Inspection of Property; Books and Records; Discussions. Keep proper books of records and accounts in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of the Noteholder to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Company and its Subsidiaries with officers and employees of the Company and its Subsidiaries and with its independent certified public accountants; provided that the Noteholder shall bear its own expenses if any such inspection, examination or discussion occurs at a time when no Default or Event of Default shall have occurred and be continuing.

                      (vii) Notices. Promptly give notice to the Noteholder of:

                             (A) the occurrence of any Default or Event of
               Default;

                             (B) any (1) default or event of default under any
               Contractual Obligation of the Company or any of its Subsidiaries or (2) litigation, investigation or proceeding which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

                             (C) any litigation or proceeding affecting the
               Company or any of its Subsidiaries in which the amount involved is $250,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

                             (D) the following events, as soon as possible and
               in any event within 30 days after the Company knows or has reason to know thereof: (1) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (2) the institution of proceedings or the taking of any other action by the PBGC or the Company or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan;

                             (E) any material adverse change in the business,
               operations, property, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole;

                             (F) any Lien (other than security interests created
               by the Security Agreement or Liens permitted hereunder or thereunder) on any of the Collateral (as defined in the Security Agreement) which would adversely affect the ability of the Noteholder to exercise any of its remedies under the Security Agreement;

                             (G) the occurrence of any event which would
               reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created by the Security Agreement; and

                             (H) any application or registration relating to any
               material patent or trademark of the Company or any of its Subsidiaries becoming abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country regarding a Grantor's (as defined in the Security Agreement) ownership of any material patent or trademark or its right to register the same or to keep and maintain the same.

               Each notice pursuant to this Section 4(a)(vii) shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Company proposes to take with respect thereto.

                      (viii) Environmental Matters. (A) Comply with, and ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws.

                             (B) Conduct and complete all investigations,
               studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

                      (ix) Additional Collateral; Subsidiaries. In each case, subject to the terms of, and to the extent, and only to the extent, permitted by, the Intercreditor Agreement:

                             (A) With respect to any assets of the type covered
               by the Security Agreement acquired after the Closing Date by the Company or any of its U.S. Subsidiaries, and, upon the occurrence and during the continuance of an Event of Default and at the request of the Noteholder, with respect to any other assets or property of the Company or any of its U.S. Subsidiaries, as to which the

               Noteholder does not have a perfected Lien, (1) execute and deliver to the Noteholder such amendments to the Security Agreement or such other documents as the Noteholder reasonably requests in order to grant to the Noteholder a security interest in such assets, (2) take all actions reasonably requested by the Noteholder to grant to the Noteholder a perfected security interest in such assets, including, without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Agreement or by law or as may be requested by the Noteholder and (3) if requested by the Noteholder deliver to the Noteholder legal opinions relating to the matters described in the preceding clauses (1) and (2), which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Noteholder.

                             (B) With respect to any Subsidiary (other than a
               Foreign Subsidiary) of the Company created or acquired after the Closing Date by the Company, (1) have such Subsidiary become a party to the Security Agreement and grant to the Noteholder a perfected security interest in the Capital Stock and assets of such Subsidiary, (2) deliver to the Noteholder or its agent the certificates representing such Capital Stock, if any, together with undated stock powers, executed in blank, in form and substance satisfactory to the Noteholder, in respect to all obligations of the Company hereunder, (3) execute and deliver such amendments to this Note requested by the Noteholder to reflect the existence of such Subsidiary, including, without limitation, amendments to include such Subsidiary in the covenants, representations and warranties and agreements contained herein and (4) if requested by the Noteholder, deliver to the Noteholder legal opinions relating to the matters described in the preceding clauses (1), (2) and (3), which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Noteholder.

                             (C) With respect to any Foreign Subsidiary,
               promptly upon the request of the Noteholder, (1) execute and deliver to the Noteholder such amendments to this Note or the Security Agreement or such other documents as the Noteholder reasonably requests in order to grant to the Noteholder a perfected security interest in the Capital Stock of such Subsidiary which is owned by the Company or any of its Subsidiaries (provided that in no event shall any Capital Stock of any such Subsidiary be required to be so pledged to the extent that such pledge would result in adverse tax consequences to the Company or any such Subsidiary), (2) deliver to the Noteholder or its agent the certificates representing such Capital Stock, if any, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Company or such Subsidiary, as the case may be, and take all such other action under local laws as may be necessary or desirable to perfect the Lien on such Capital Stock, and (3) if requested by the Noteholder, deliver to the Noteholder legal opinions relating to the matters described in the preceding clauses (1) and (2), which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Noteholder.

               (b) Transfer of Covenants. The Company hereby agrees that, effective as of the date (the "Termination Date") on which all amounts outstanding under the Secured Promissory Note, dated June 11, 1996 (as amended and otherwise modified from time to time, the "Secured Promissory Note"), between the Company and CoreStates, shall have been paid in full and all commitments to make financial accommodations under the Secured Promissory Note shall have been fully terminated, each of the covenants contained in Section 4(b) of the Secured Promissory Note as in effect on the Termination Date (without giving effect to any amendment or other modification of such covenants made in anticipation of the Termination Date) shall be incorporated herein by reference and shall run to the benefit of the Noteholder.

               (c) Purchase Agreement Covenant Regarding Senior Indebtedness. Reference is hereby made to the covenant of the Company regarding senior indebtedness set forth in Section 5.5 of the Purchase Agreement.

        SECTION 5. Intercreditor Agreement. The Noteholder hereby acknowledges and agrees that the exercise of remedies pursuant to Section 6 is, and shall at all times be, subject to the limitations on the Noteholder's remedies set forth in the Intercreditor Agreement.

        SECTION 6. Events of Default. (a) Definition. For purposes of this Note, an Event of Default shall be deemed to have occurred if

                      (i) the Company shall fail to pay any principal when due in accordance with the terms hereof; or the Company shall fail to pay any interest when due in accordance with the terms hereof or any PIK Note, within 5 days after any such principal, interest or other amount payable hereunder is due and payable in accordance with the terms hereof; or

                      (ii) any representation or warranty made or deemed made by the Company in Section 13 or in any Related Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Note or any Related Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                      (iii) the Company shall default in the observance or performance of any agreement contained in Section 4(a)(ix) or any Related Document; or

                      (iv) the Company shall default in the observance or performance of any other agreement contained in this Note (other than as provided in Section 6(a)(i) through (iii)), and such default shall continue unremedied for a period of 30 days; or

                      (v) the Company or any of its Subsidiaries shall (A) default in any payment of principal of or interest on any Indebtedness (including, without limitation, any indebtedness under the Credit Agreement or the Secured Promissory Note) (after giving effect to any applicable grace period); or (B) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or any Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to give the holder thereof the right to cause such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable (whether by the terms of any document evidencing such Indebtedness or Guarantee Obligation, upon the election of any holder of Indebtedness or beneficiary of any Guarantee Obligation or otherwise); or

                      (vi) (A) the Company or any of its Subsidiaries shall commence any case, proceeding or other action (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Company or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (B) there shall be commenced against the Company or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (A) above which (1) results in the entry of an order for relief or any such adjudication or appointment or (2) remains undismissed, undischarged or unbonded for a period of 60 days; or (C) there shall be commenced against the Company or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (D) the Company or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (A), (B) or (C) above; or (E) the Company or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                      (vii) (A) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the code) involving any Plan, (B) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Company or any Commonly Controlled Entity, (C) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Noteholder, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (D) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (E) the Company or any Commonly Controlled Entity shall, or in the reasonable opinion of Noteholder is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (F) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (A) through (E) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

                      (viii) one or more final judgments or decrees shall be entered against the Company or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $100,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

                      (ix) (A) any of the Security Documents shall cease, for any reason, to be in full force and effect, or the Company or any Subsidiary shall so assert or (B) the Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby;

                      (x) Senior Managers of the Company shall cease to own, of record or beneficially, the issued and outstanding shares of Capital Stock of the Company having at least 25% of the ordinary voting power for the election of directors of the Company; or

                      (xi) Interest Events shall have occurred on three consecutive Interest Payment Dates and none of such Interest Events shall have been Cured, or Interest Events shall have occurred on a total of five Interest Payment Dates and none of such Interest Events shall have been Cured.

               (b)    Consequences of Events of Default.

                      (i) If any Event of Default has occurred, the interest rate on this Note shall be the Default Interest Rate. Any increase of the interest rate resulting from the operation of this clause shall terminate as of the close of business on the date on which no Events of Default exist (subject to subsequent increases pursuant to this clause).

                      (ii) If an Event of Default of the type described in
        Section 6(a)(vi) has occurred, the aggregate principal amount of this Note (together with all accrued interest thereon and all other amounts due and payable with respect thereto) shall become immediately due and payable without any action on the part of the Noteholder, and the Company shall immediately pay to the Noteholder all amounts due and payable with respect to this Note.

                      (iii) If any Event of Default has occurred (other than under Section 6(a)(vi)), the Noteholder may declare this Note to be immediately due and payable and may demand immediate payment of the Unpaid Principal Amount (together with all accrued and unpaid interest and all other amounts due and payable with respect thereto).

                      (iv) The Noteholder shall also have any other rights which such holder may have been afforded under any contract or agreement (including, without limitation, the Security Documents) at any time and any other rights which such holder may have pursuant to applicable law.

               (c) Cure of Event of Default Relating to Interest Events. An Event of Default pursuant to Section 6(a)(xi) may be cured at any time (provided that no other Event of Default has occurred and is continuing) by Curing any single Interest Event which was taken into account in declaring such Event of Default.

        SECTION 7. Waiver of Certain Rights. The Company hereby waives diligence, presentment, protest and demand and notice of protest and demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of the Company hereunder.

        SECTION 8. Transfer of this Note. Upon surrender for registration of transfer of this Note at the principal office of the Company, the Company shall, at the Noteholder's expense, execute and deliver one or more new Notes of like tenor and of like aggregate principal amount, registered in the name of such transferee or transferees. At the time this Note is surrendered for registration of transfer, it shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the Noteholder or such holder's attorney duly authorized in writing. Any Note or Notes issued upon transfer of this Note shall carry the rights to unpaid interest and the accrual of interest which were carried by this Note, so that neither gain nor loss of interest shall result from any such transfer.

        SECTION 9. Assignment. The rights and obligations of the Company and the Noteholder shall be binding upon and benefit the permitted successors, assigns and transferee of the parties; provided that in no event shall the Company assign its rights hereunder without the prior written consent of the Noteholder.

        SECTION 10. Amendment and Waiver. Except as otherwise expressly provided herein, the provisions of this Note may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Noteholder. No failure or delay on the part of the Noteholder in exercising any power or right under this Note or any other Related Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.

        SECTION 11. Definitions. For purposes of this Note, the following capitalized terms have the following meaning:

        "Applicable Interest Rate" is defined in Section 2(e).

        "Business Day" means any day other than a Saturday, a Sunday, or any other day on which banking institutions in the City of New York are authorized or required by law, regulation or executive order to remain closed.

        "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

        "Change of Control" means when:

                      (i) any "person," as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, becomes a beneficial owner, as such term is used in Rule 13d-3 promulgated under such Act, of securities of the Company representing 50% or more of the combined voting power of the outstanding securities of the Company, having the right to vote in the election of directors (any such owner being herein referred to as an "Acquiring Person");

                      (ii) a majority of the Board of Directors of the Company (the "Company Board") at any time consists of individuals elected to membership at a Company Board meeting or a Company shareholders' meeting other than individuals nominated or approved by the Company Board;

                      (iii) all or substantially all the business of the Company is disposed of pursuant to a merger, consolidation or other transaction (other than a merger, consolidation or other transaction with a company of which 40% or more of the combined voting power of the outstanding securities having a right to vote at the election of directors is owned, directly or indirectly, by the Company both before and immediately after the merger, consolidation or other transaction) in which the Company is not the surviving corporation or the Company is materially or completely liquidated;

                      (iv) the Company combines with another company and is the surviving corporation (other than a merger, consolidation or other transaction with a company of which 50% or more of the combined voting power of the outstanding securities having a right to vote at the election of directors is owned, directly or indirectly, by the Company both before and immediately after the merger, consolidation or other transaction) but, immediately, after the combination, the shareholders of the Company hold, directly or indirectly, less than 50% of the total outstanding securities of the combined company having the right to vote in the election of directors;

                      (v) the Company consummates a sale of its assets which represent in value more than 25% of the total assets of the Company at the time of such sale; or

                      (vi) the Company consummates an underwriting for its Common Stock pursuant to an offering registered under the Securities Act of 1933, as amended, at a per share price of at least $18.00 (as currently configured) in which the aggregate proceeds (net of offering expenses and underwriters' discounts or commissions) received by the Company equals or exceeds $10,000,000 (an "IPO").

        "Closing Date" is defined in Section 1(a).

        "Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with the Company within the meaning of Section 4001 of ERISA or is part of a group which includes the Company and which is treated as a single employer under Section 414 of the Code.

        "Company" is defined in the preamble.

        "Consolidated EBITDA" means, for any period, Consolidated Net Income of the Company and its Subsidiaries for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income, the sum of (a) income tax expense, (b) Consolidated Interest Expense,
(c) depreciation and amortization expense and (d) any extraordinary, non recurring or unusual losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income, losses on the sales of assets outside of the ordinary course of business), minus, without duplication and to the extent reflected as income in the statement of such Consolidated Net Income, any extraordinary, non recurring or unusual gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income, gains on the sales of assets outside of the ordinary course of business).

        "Consolidated Interest Expense" means, for any period, the amount of interest expense, both expensed and capitalized, of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, for such period on the aggregate principal amount of Indebtedness of the Company and its Subsidiaries.

        "Consolidated Net Income" means, for any period, net after tax income of the Company and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

        "Contractual Obligation" means as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

        "CoreStates" means CoreStates Enterprise Fund, a Division of CoreStates Bank, N.A.

        "Credit Agreement" means the Credit Agreement, dated as of November 16, 1995, among the Company, the Lenders parties thereto, and Creditanstalt Bankverein, as Agent for the Lenders, as amended and otherwise modified from time to time.

        "Credit Agreement Security Documents" means, collectively, the Global Security Agreement (as defined in the Credit Agreement) and each other security agreement relating to the Credit Agreement.

        "Cured" means, with respect to any Interest Event, paid in full in cash or in kind if in accordance with Section 2(c).

        "Default" means any of the events specified in Section 6, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

        "Default Interest Rate" means a rate of interest equal to 15% per annum.

        "Environmental Laws" means any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

        "Event of Default" means each of the events described in Section 6; provided, however, that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

        "Financing Lease" means any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

        "GAAP" means generally accepted accounting principles in the United States of America consistent with those utilized in preparing the audited financial statements referred to in Section 4(a).

        "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

        "Guarantee Obligation" means as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business.

The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (x) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (y) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

        "Indebtedness" means, of any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases,
(d) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (e) all obligations in respect of deferred compensation and (f) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

        "Insolvency" means with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

        "Intercreditor Agreement" means the Intercreditor and Subordination Agreement, dated as of the date hereof, among Creditanstalt Bankverein, Northstar and CoreStates, as amended or otherwise modified from time to time.

        "Interest Event" means the event of an interest payment not being made in full in cash, or in kind if in accordance with Section 2(c), for any reason (including, without limitation, if giving effect to the payment of interest in cash there would be a Default under (and as defined in) the Credit Agreement or the Secured Promissory Note).

        "Interest Payment Date" means each of June 30, September 30, December 31 and March 31 of each year from the Closing Date through the Principal Payment Date.

        "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

        "Material Adverse Effect" means a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Note or any of the other Related Documents or the rights or remedies of Noteholder hereunder or thereunder.

        "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

        "Northstar" is defined in the preamble.

        "Note" means this Secured Promissory Note issued by the Company to Northstar.

        "Noteholder" means Northstar and its permitted successors, transferees and assigns.

        "Original Northstar Note" means that certain Secured Promissory Note dated December 27, 1995 (as amended and otherwise modified from time to time) between the Company and Northstar.

        "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

        "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

        "PIK Note" is defined in Section 2(c).

        "Plan" means at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Company or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

        "Pledge Agreement" means that certain Junior Subordinated Pledge Agreement, dated the date hereof, between the Company and Northstar.

        "Preferred Stock" means all series and classes of the Company's Preferred Stock, no par value.

        "Prime Rate" shall mean the rate of interest that is publicly announced from time to time by Citibank, N.A., New York, New York as its "base" lending rate, such rate to change automatically and without notice to the Company when and as such prime lending rate changes.

        "Principal Amount" is defined in Section 1(a).

        "Principal Payment Date" is defined in Section 1(b).

        "Purchase Agreement" means that certain Note and Series A-IV Common Stock and Warrant Purchase Agreement, dated the date hereof, between the Company and Northstar.

        "Related Documents" means the Purchase Agreement, this Note, the Security Documents and the Intercreditor Agreement.

        "Reorganization" means with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

        "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the 30 day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. Section 2615.

        "Requirements of Law" means the obligations of the Company under federal, state and local laws applicable to it in the conduct of its business.

        "Responsible Officer" means the chief executive officer and the president of the Company or, with respect to financial matters, the chief financial officer of the Company.

        "Secured Promissory Note" is defined in Section 4(b).

        "Security Agreement" means that certain Junior Subordinated Security Agreement, dated the date hereof, between the Company and Northstar.

        "Security Documents" means the Other Loan Documents (as such term is defined in the Purchase Agreement) other than the Intercreditor Agreement.

        "Solvent" shall mean with respect to any Person on a particular date, the condition that on such date, (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value, on a going concern basis, of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute an unreasonably small amount of capital.

        "Subsidiary" means as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Note shall refer to a Subsidiary or Subsidiaries of the Company.

        "Termination Date" is defined in Section 4(b).

        "Uncured" means, with respect to any Interest Event, not paid in full in cash, or in kind if in accordance with Section 2(c).

        "Uniform Commercial Code" means the Uniform Commercial Code as is then in effect under the laws of the respective state of reference.

        "Unpaid Principal Amount" means, at any time, the portion of the Principal Amount outstanding at such time.

        "U.S. Subsidiaries" means Subsidiaries organized under laws of the U.S. or any state thereof.

        SECTION 12. Cancellation. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall be surrendered to the Company for cancellation and shall not be reissued.

        SECTION 13. Representations of the Company. (a) The representations and warranties of the Company to Northstar set forth in the Purchase Agreement shall be deemed, mutatis mutandis, to be representations of the Company made to Northstar for purposes of this Note on the date hereof to the same extent and with the same effect as if such representations and warranties were set forth in full herein.

               (b) The Company is, and after giving effect to the incurrence of all indebtedness and obligations being incurred in connection herewith will be and will continue to be, Solvent.

        SECTION 14. Payment of Expenses and Taxes. The Company hereby agrees (a) to pay or reimburse the Noteholder for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Note and the other Related Documents after the occurrence of any Event of Default, including, without limitation, the fees and disbursements of counsel to the Noteholder, (b) to pay, indemnify, and hold the Noteholder harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Note and the other Related Documents and (c) to pay, indemnify, and hold the Noteholder harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Note and the other Related Documents including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Company, any of its Subsidiaries or any of their properties (all the foregoing in this clause (c), collectively, the "indemnified liabilities"), provided that the Company shall have no obligation hereunder to the Noteholder with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of the Noteholder, or (ii) legal proceedings commenced against the Noteholder by any security holder or creditor of the Company arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such.

        SECTION 15. Payments. (a) Generally. Except for payments made in accordance with Section 2(c), all payments to be made to the Noteholder shall be made in the lawful money of the United States of America in immediately available funds.

               (b) Upon the later to occur of (i) April 1, 2001 and (ii) the date on which all obligations under the Secured Promissory Note are satisfied in full, the Noteholder shall be entitled to receive from the Company, within fifteen (15) days from the occurrence thereof, the Make Whole Amount. For purposes of the foregoing sentence, the "Make Whole Amount" shall be deemed to be the issuance of additional Notes by the Company in the form of this Note and in an amount which, when aggregated with the interest payments made to such date by the Company (including the principal amount of all PIK Notes issued) and the aggregate Dollar Value of the Company's unexercised warrants issued under the Purchase Agreement ("Warrants") and shares of Common Stock issued pursuant to the exercise thereof ("Warrant Shares"), would represent a twenty percent (20%) compounded rate of return per annum for the Noteholder. For the purpose of the foregoing sentence, "Dollar Value", (x) with respect to unexercised Warrants, shall equal the product of the number of shares of Common Stock into which such Warrants are exercisable and the difference between the then applicable exercise price of such Warrants and the most recently reported price for one share of Common Stock on any national securities exchange or quotation service (or, if the Common Stock is not then so listed or quoted, the value of one share of Common Stock as determined by the Independent Appraiser (as hereinafter defined)) (such number, the "Per Share Value") and, (y) with respect to Warrant Shares, the product of the number of Warrant Shares and the difference between the Per Share Value and the exercise price actually paid in connection with the exercise of the respective Warrants. In the event any calculation of "Dollar Value" would, with respect to either Warrants or Warrant Shares, result in a negative number, the "Dollar Value" with respect thereto shall be deemed to equal zero. For purposes of the foregoing, the term "Independent Appraiser" shall mean an appraiser mutually selected by the Company and the Noteholder or, in the event of a disagreement as to such selection, an appraiser currently receiving no fee income from either the Company or the Noteholder selected by the mutual agreement of two other appraisers, one of which shall be selected by the Company and the other by the Noteholder.

        SECTION 16. Place of Cash Payment. Cash payments of principal and interest shall be delivered to Northstar by wire transfer of immediately available funds to such address and account as Northstar may specify in writing to the Company, or to such other Noteholder at such other address or to the attention of such other person or to such other account as specified by prior written notice to the Company.

        SECTION 17. Severability. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Note.

        SECTION 18. Descriptive Headings; Interpretation. The descriptive headings of this Note are inserted for convenience only and do not constitute a substantive part of this Note. The use of the word "including" in this Note shall be by way of example rather than by limitation.

        SECTION 19. GOVERNING LAW. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, EXCEPT THAT THE FILING, PERFECTION, EFFECT OF PERFECTION AND ENFORCEMENT OF SECURITY INTERESTS AND LIENS IN OTHER JURISDICTIONS SHALL BE GOVERNED BY THE LAWS OF THE APPLICABLE JURISDICTIONS IN ACCORDANCE WITH THE UCC.

        SECTION 20. WAIVERS. TO THE EXTENT PERMITTED BY LAW, THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED REGISTERED MAIL DIRECTED TO IT AT ITS ADDRESS SET FORTH IN SECTION 23. IN ADDITION, THE COMPANY HEREBY WAIVES TRIAL BY JURY, ANY OBJECTIONS BASED ON FORUM NON CONVENIENS AND ANY OBJECTIONS TO VENUE OF ANY ACTION ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED BY OR THE RELATIONSHIPS ESTABLISHED IN CONNECTION WITH THIS NOTE.

        SECTION 21. JURISDICTION. EXCEPT AS OTHERWISE PROVIDED IN SECTION 22, ALL DISPUTES AMONG OR BETWEEN SUCH HOLDER AND THE COMPANY ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED BY OR THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS NOTE, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, MAY BE RESOLVED BY STATE OR FEDERAL COURTS LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK, AND THE COMPANY HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN SUCH COUNTY AND STATE; PROVIDED, HOWEVER, THAT ANY APPEALS FROM THOSE COURTS MAY BE HEARD BY A COURT LOCATED OUTSIDE THE SOUTHERN DISTRICT OF NEW YORK. THE COMPANY WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE. NOTHING IN THIS SECTION 21 SHALL AFFECT THE RIGHT OF THE NOTEHOLDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF SUCH HOLDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE COMPANY OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

        SECTION 22. OTHER JURISDICTIONS. THE COMPANY AGREES THAT THE NOTEHOLDER SHALL HAVE THE RIGHT TO PROCEED AGAINST THE COMPANY IN A COURT IN ANY LOCATION TO ENABLE SUCH HOLDER TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH HOLDER. THE COMPANY WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE NOTEHOLDER HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SECTION 22.

        SECTION 23. Notices. All notices, requests, demands, waivers and other communication required or permitted to be given under this Note shall be in writing and shall be deemed to have been duly given if (a) delivered personally,
(b) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or (c) sent by next-day or overnight mail or delivery or (d) sent by telecopy (with verbal confirmation of receipt) or telegram.

        If to Northstar:

        Northstar Advantage High Total Return Fund
        c/o Thomas Ole Dial
        2 Pickwick Plaza
        Greenwich, CT  06830
        Attn:  Michael Graves
        Fax Number:  (203) 862-8603
        Confirm Number:  (203) 863-6220

        with a copy, which will
        not constitute notice to
        the Noteholder, to:

        Reboul, MacMurray, Hewitt, Maynard & Kristol
        45 Rockefeller Plaza
        New York, New York 10111
        Attn:  Karen Wiedemann
        Fax Number:  (212) 841-5725
        Confirm Number:  (212) 841-5781


        If to the Company:

        Intracel Corporation
        359 Allston Street
        Cambridge, Massachusetts  01239
        Attn:  Simon R. McKenzie
        Fax Number:  (617) 491-9015
        Confirm Number:  (617) 547-0011

        with a copy, which will
        not constitute notice to
        the Company, to:

        Morrison & Foerster LLP
        1290 Avenue of the Americas
        New York, New York 10104
        Attn:  Joseph W. Bartlett, Esq.
        Fax No:  (212) 468-7900
        Confirm No.: (212) 468-8240
or at such other address as may be specified in writing to the other parties in accordance with this Section 23.

All such notices, requests, demands, waivers and other communications shall be deemed to have been received (a) if by personal delivery on the date after such delivery, (b) if by certified or registered mail, on the seventh Business Day after the mailing thereof, (c) if by next-day or overnight mail or delivery, on the day delivered, (d) if by telecopy or telegram, on the next day following the day on which such telecopy or telegram was sent, provided that a copy is also sent by certified or registered mail.

        SECTION 24. Business Days. If any payment is due, or any time period for giving notice or taking action expires, on a day which is a Saturday, Sunday or legal holiday in the State of New York, the payment shall be due and payable on, and the time period shall automatically be extended to, the next Business Day immediately following such Saturday, Sunday or legal holiday, and interest shall continue to accrue at the required rate hereunder until any such payment is made.

        SECTION 25. Usury Laws. It is the intention of the Company and the Noteholder to conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters. If the maturity of this Note is accelerated by reason of an election by the holder hereof resulting from an Event of Default, voluntary prepayment by the Company or otherwise, then earned interest may never include more than the maximum amount permitted by law, computed from the date hereof until payment, and any interest in excess of the maximum amount permitted by law shall be canceled automatically and, if theretofore paid, shall at the option of the holder hereof either be rebated to the Company or credited on the principal amount of this Note, or if this Note has been paid, then the excess shall be rebated to the Company. The aggregate of all interest (whether designated as interest, service charges, points or otherwise) contracted for, chargeable, or receivable under this Note shall under no circumstances exceed the maximum legal rate upon the unpaid principal balance of this Note remaining unpaid from time to time. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to the Company or credited on the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to the Company.


                                    * * * * *

        IN WITNESS WHEREOF, the Company has executed and delivered this Note on June 21, 1996.

                                       INTRACEL CORPORATION



                                       By: /s/ SIMON R. McKENZIE
                                           -------------------------------------
                                           Name: Simon R. McKenzie
                                           Title: PRESIDENT/CEO


ACCEPTED AND AGREED TO:


NORTHSTAR ADVANTAGE
HIGH TOTAL RETURN FUND



By: /s/ THOMAS OLE DIAL
    --------------------------------
    Name:  Thomas Ole Dial
    Title: Vice President

                                                                       EXHIBIT B

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


                        SERIES A-IV COMMON STOCK WARRANT


Void after April 1, 2003                                Right to purchase 79,537
                                                         shares of Common Stock
                                                        (subject to adjustment)
                                                         of Intracel Corporation
No. AIV-1

                              INTRACEL CORPORATION

                              Common Stock Warrant

        Intracel Corporation, a Massachusetts corporation (the "Company"), hereby certifies that, for value received, NORTHSTAR ADVANTAGE HIGH TOTAL RETURN FUND (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M. New York time, on April 1, 2003 (or such earlier date as provided in Section 7 hereof) (the "Expiration Time"), up to seventy-nine thousand five hundred thirty-seven (79,537) fully paid and nonassessable shares of the Company's Common Stock, no par value per share, at a purchase price per share of $14.00 (the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

        This warrant (this "Warrant") is issued pursuant to a certain Note and Warrant Purchase Agreement, dated as of June 21, 1996, between the Company and the Holder, a copy of which is on file at the principal office of the Company (the "Purchase Agreement").

        As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

               "Affiliate" means, with reference to a specified person or entity, any person or entity that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the specified person or entity. For purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any person or entity, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities or by contract or otherwise.

               "Common Stock" means the Company's common stock, no par value per share, in existence on June 21, 1996, or any class or classes (however designated) of such Common Stock subsequently existing as a result of any recapitalization, reorganization or other reclassification of the Company's capital stock which affects the holders of Common Stock.

               "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

               "Extraordinary Transaction" means any consolidation of the Company with or the merger of the Company into any other corporation or entity (other than a consolidation or merger in which the Company is the continuing entity) or the sale or transfer of all or substantially all of the assets of the Company to another person or entity.

               "Securities Act" means the Securities Act of 1933, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               "Securities and Exchange Commission" or "Commission" refers to the Securities and Exchange Commission or any other Federal agency then administering the Securities Act.

               "Warrant Shares" means the Common Stock issued or issuable upon exercise of this Warrant.

        1. Restricted Stock.

                1.1 This Warrant and all rights hereunder may not be transferred unless (i) the transferee is an Affiliate of the Holder, or (ii) the Company gives its prior written consent to the transfer.

                1.2 If, at the time of any transfer or exchange pursuant to
Section 1.1 (other than a transfer or exchange not involving a change in the beneficial ownership of this Warrant) of this Warrant or Warrant Shares, such Warrant or Warrant Shares shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer or exchange, that the Holder or transferee of such Warrant or Warrant Shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company or a "no action" or similar letter from the Securities and Exchange Commission to the effect that such transfer or exchange may be made without registration under the Securities Act. In the case of such transfer or exchange, and in the case of an exercise of this Warrant if the Warrant Shares to be issued thereupon are not registered pursuant to the Securities Act, the Company may require a written statement that such Warrant or Warrant Shares, as the case may be, are being acquired for investment and not with a view to the distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within the control of such Holder or transferee, as the case may be).

                1.3 Certificates evidencing Warrant Shares shall, unless at the time of exercise such Warrant Shares are registered under the Securities Act, bear a legend substantially in the following form:

               "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

        2. Exercise of Warrant.

               The Holder may exercise this Warrant in whole or in part (but not as to fractional shares of Common Stock) by delivering this Warrant prior to the Expiration Time, with the form of subscription at the end hereof duly executed by the Holder, to the Company at its principal office. This Warrant and the subscription shall be accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock called for on the form of subscription by the Purchase Price, as such may be adjusted as provided herein. In the event of the purchase of less than all of the shares of Common Stock purchasable under this Warrant, the Company shall execute and deliver a replacement Warrant of like tenor for the balance of the shares of Common Stock purchasable thereunder.

        3. Delivery of Stock Certificates on Exercise.

               Certificates for shares of Common Stock purchased under this Warrant shall be issued as soon as practicable after the exercise of this Warrant in accordance with Section 2 hereof, but in no event later than 10 days after the date of delivery to the Company of this Warrant for exercise, without charge to the Holder, including, without limitation, any tax that may be payable in respect thereof, and such certificates shall be issued and registered in the name of, or, subject to Section 1.1, in such names as may be directed by, the Holder; provided, however, that the Company shall not be required to pay any income tax to which the Holder may be subject in connection with the issuance of this Warrant or the shares of Common Stock upon exercise of this Warrant; provided, further, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificate unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such taxes have been paid.

        4. Adjustments to Warrants.

                4.1 Adjustment for Certain Dividends and Distributions. If, at any time or from time to time, the number of shares of Common Stock outstanding is increased (i) by a stock dividend payable in shares of Common Stock or in any other security exchangeable for or convertible into Common Stock or (ii) by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, provision shall be made so that the Holder of this Warrant shall receive upon exercise thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that it would have received if (A) this Warrant had been exercised into Common Stock on the date of such event and (B) it had thereafter retained such securities and all rights and distributions relating to them.

                4.2 Adjustment for Capital Reorganization, Reclassification, Exchange, or Substitution. If Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise, then and in each such event, the Holder of this Warrant shall have the right thereafter to convert his or her Warrant Shares into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock which were convertible immediately prior to such reorganization, reclassification, or change. If, at any time or from time to time, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Purchase Price shall appropriately increase and/or the number of Warrant Shares shall be appropriately decreased.

        5. Anti-Dilution Adjustment.

                (a) Adjustment for Common Stock Issue. If at any time after the date hereof, the Company issues shares of Common Stock for a consideration per share less than the Purchase Price per share, on the date such additional shares are issued, the Purchase Price shall be adjusted in accordance with the following formula:

                                         p
                                         -
                          E(1) = E x O + E
                                    ------
                                       A

where:        E(1)      =      the adjusted Purchase Price.

              E         =      the Purchase Price immediately prior to the
                               adjustment.

              O         =      the number of shares outstanding immediately
                               prior to the issuance of such additional shares.

              P         =      the aggregate consideration received for the
                               issuance of such additional shares.

              A         =      the number of shares outstanding immediately
                               after the issuance of such additional shares.


               The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

               This subsection does not apply to (i) any of the transactions described in Sections 4.1 and 4.2 and the first paragraph of subsection (b) or the issuance of common stock upon the exercise of such rights described therein, (ii) the issuance of shares of Common Stock upon conversion of the Company's currently outstanding preferred stock, preferred stock issued in lieu of cash dividends thereon, and upon the exercise of rights under securities issued on or before the date hereof to convert, exchange or exercise such securities into shares of Common Stock, or (iii) the issuance of shares of Common Stock upon the exercise of rights, warrants or options granted to employees and directors of the Company pursuant to employee benefit plans or employee stock option plans available for grants to the Company's executives in general, provided that the aggregate number of shares issuable upon exercise of such rights, warrants and options (including all shares previously issued upon exercise thereof) do not exceed ten percent (10%) of the Company's then issued and outstanding Common Stock.

                (b) Adjustment for Convertible Securities Issue. If at any time after the date hereof, the Company issues any securities convertible into or exchangeable or exercisable for shares of Common Stock for a consideration per share of Common Stock initially deliverable upon conversion, exchange or exercise of such securities less than the Purchase Price per share on the date of issuance of such securities, the Purchase Price shall be adjusted in accordance with the following formula:

                                        P
                                        -
                         E(1) = E x O + E
                                    -----
                                      A

where:        E(1)       =      the adjusted Purchase Price.

              E          =      the then current Purchase Price.

              O          =      the number of shares outstanding immediately
                                prior to the issuance of such securities.

              P          =      the sum of the aggregate consideration received
                                for the issuance of such securities plus the additional consideration, if any, payable upon conversion, exchange or exercise of such securities at the initial conversion, exchange or exercise rate.

              D          =      the maximum number of shares deliverable upon
                                conversion, exchange or exercise of such securities at the initial conversion, exchange or exercise rate.


               The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance. If all of the Common Stock deliverable upon conversion, exchange or exercise of such securities has not been issued when such securities are no longer outstanding, then the Purchase Price shall promptly be readjusted to the Purchase Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion, exchange or exercise of such securities.

               This subsection does not apply to (i) any of the transactions described in Sections 4.1 and 4.2 and the first paragraph of subsection (a) or
(ii) the issuance of shares of Common Stock upon the exercise of rights, warrants or options granted to employees or directors of the Company pursuant to employee benefit plans or employee stock option plans available to the Company's executives in general, provided that the aggregate number of shares issuable upon exercise of such rights, warrants and options (including all shares previously issued upon exercise thereof) do not exceed ten percent (10%) of the Company's then issued and outstanding Common Stock.

                        (c) The foregoing adjustments shall be made only if the adjusted Purchase Price shall be less than the Purchase Price.

        6. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on delivery and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a replacement Warrant of like tenor.

        7. Accelerated Expiration of Warrants. Notwithstanding anything in this Warrant to the contrary, this Warrant and the terms and provisions hereunder shall immediately expire without further action by the Company or the Holder (a) upon the closing of an underwritten public offering pursuant to an effective registration statement on Form S-1 or successor form under the Securities Act covering the offering and sale of Common Stock for the account of the Company at a per share price of at least $18.00 (as currently configured) in which the aggregate proceeds (net of offering expenses and underwriters' discounts or commissions) received by the Company equals or exceeds $10,000,000 (an "Initial Public Offering") (provided that the Company shall have given notice of the initial filing of such registration statement promptly after the date of such filing); or (b) on the day prior to the effective date of any Extraordinary Transaction.

        8. Notices.

                8.1 Notices for Adjustments under Section 4 and Certain Other Events. In the event of:

                        (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

                        (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or the occurrence of any Extraordinary Transaction; or

                        (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

                        (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issuance of Warrant Shares);

then, and in each such event, the Company will mail by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company pursuant to Section 8.2 hereof, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, Extraordinary Transaction, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, Extraordinary Transaction, dissolution, liquidation or winding up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made.

        All notices to be given pursuant to subsection (a) of this Section 8.1 shall be mailed at least fifteen (15) days prior to the record date of such events described therein. All notices to be given pursuant to subsections (b) through (d) of this Section 8.1 shall be mailed at least thirty (30) days prior to the record date of such events described therein.

                8.2 Other Notices. (a) In the event of an Initial Public Offering, the Company will mail by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company pursuant to Section 8.2(b), notice of the initial filing of the registration statement for the Initial Public Offering. Any notice to be given pursuant to this Section 8.2(a) shall be mailed promptly after the date of such filing.

                        (b) All other notices and communications shall be mailed by first class registered or certified mail, postage prepaid, addressed as follows:

                      (i) if to the Holder, to the address for the Holder as shown on the signature page hereof, with a copy to:

                              Karen Wiedemann, Esq.
                              Reboul, MacMurray, Hewitt, Maynard & Kristol

                              45 Rockefeller Plaza
                              New York, New York 10111

                              or

                    (ii)      if to the Company, to:


                              Intracel Corporation
                              359 Allston Street
                              Cmbridge,MA 02349
                              Attention: President

                              with a copy to:

                              Joseph W. Bartlett, Esq.
                              Morrison & Foerster LLP
                              1290 Avenue of the Americas
                              New York, NY 10104

or at such address as may have been furnished to the Company in writing by the Holder or vice versa.

                8.3 Receipt of Notices. All notices under this Warrant shall be deemed to have been given three (3) days after being properly addressed and deposited in the U.S. mail.

        9. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Delaware (without giving effect to its choice of law principles). The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require.

        10. Expiration. This Warrant shall expire, and be without further force and effect, at 5:00 P.M., New York time, on April 1, 2003, or such earlier date and time as provided in Section 7 hereof.

Dated:  June 21, 1996                    INTRACEL CORPORATION


(Corporate Seal)                         By:  /s/ SIMON R. McKENZIE
                                            ------------------------------------
                                            Its  President
Attest: /s/ [SIG]
       -----------------------------
        Clerk

HOLDER:


NORTHSTAR ADVANTAGE
HIGH TOTAL RETURN FUND

By:  /s/  THOMAS OLE DIAL
     -------------------------------
     Its  Vice President

     Address: c/o Thomas Ole Dial
              2 Pickwick Plaza
              Greenwich, CT 06830
              Attn: Michael Graves

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)


To Intracel Corporation:

        The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____________ shares of Common Stock of INTRACEL CORPORATION and herewith makes payment of $________________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ____________________________, whose address is



Dated:
                                 -----------------------------------------------
                                 (Signature must conform in all respects to name of holder as specified on the face of the Warrant)



                                 -----------------------------------------------
                                                 (Address)

                                                                       EXHIBIT C


                      [MORRISON & FOERSTER LLP LETTERHEAD]


                                  June 21, 1996



Northstar Advantage High Total Return Fund
2 Pickwick Plaza
Greenwich, CT 06830



        Re: Note and Series A-IV Warrant Purchase Agreement, dated as of June
            21, 1996, between Intracel Corporation and Northstar Advantage High Total Return Fund

Ladies and Gentlemen:

        We have acted as special counsel for Intracel Corporation (the "Company") in connection with the transactions contemplated by the Note and Series A-IV Warrant Purchase Agreement, dated as of June 21, 1996 (the "Purchase Agreement") between the Company and Northstar Advantage High Total Return Fund (the "Lender"). This opinion is furnished to the Lender pursuant to Section 4.1 of the Purchase Agreement.

        We have examined originals or copies of the following documents (the "Documents"):

        (i)    the Purchase Agreement;

        (ii) the Series A-IV Common Stock Warrant, dated June 21, 1996, between the Company and the Lender (the "Warrant");

        (iii) the Secured Promissory Note, dated June 21, 1996, in the principal amount of $2,000,000, by the Company, in favor of the Lender, and acknowledged by the Lender (the "Note");

        (iv) the Junior Subordinated Pledge Agreement, dated as of June 21, 1996, between the Company and the Lender (the "Pledge Agreement");

        (v) the Junior Subordinated Security Agreement, dated as of June 21, 1996, between the Company, Bartels, Inc., a wholly-owned subsidiary of the

                      [MORRISON & FOERSTER LLP LETTERHEAD]



Northstar Advantage High Total Return Fund
June 21, 1996
Page Two

               Company ("Bartels") and the Lender (the "Security Agreement," and collectively with the Pledge Agreement, the "Security Documents"); and


        (vi) the Junior Subordinated Subsidiary Guaranty, dated as of June 21, 1996, by Bartels in favor of the Lender (the "Guaranty").

        We have also examined originals or copies of the following: (a) the articles of organization (with respect to the Company), the certificate of incorporation (with respect to Bartels), and the by-laws, each as amended to date, of each of the Company and Bartels; (b) the corporate proceedings of each of the Company and Bartels; and (c) copies of UCC-1 financing statements naming either the Company or Bartels as debtor and the Lender as secured party, and which were filed in connection with the Series A-II Warrant and Note Purchase Agreement, dated December 27, 1996, between the Company and the Lender, and the transactions contemplated thereunder (collectively, the "Financing Statements").

        For purposes of this opinion, "Obligors" means the Company and Bartels. Unless otherwise defined herein, terms defined in the Purchase Agreement shall have the same meanings herein.

        In addition, we have examined such records, documents, certificates of public officials and of the Company and Bartels, made such inquiries of officials of the Company and Bartels, and considered such questions of law as we have deemed necessary for the purpose of rendering the opinions set forth herein.

        In particular, our opinion in paragraph (a) below as to the good standing of the Company is based solely upon a certificate of the Secretary of the Commonwealth of the Commonwealth of Massachusetts, which certificate is dated June 14, 1996. Our opinion in paragraph (a) below as to the good standing (State of Delaware), and qualification and good standing (State of Washington) of Bartels is based solely upon certificates of public officials in the States of Delaware and Washington, which certificates are dated June 13, 1996 (Delaware) and June 14, 1996 (Washington). In rendering our opinion expressed in paragraph (i) below, we have relied upon the representations and warranties of the Lender contained in Article III of the Purchase Agreement, and have assumed such representations and warranties to be true and correct in all material respects. With respect to our opinions expressed in paragraphs (i) and (j) below, we have relied on the Officer's Certificate of Simon R. McKenzie, the President of the Company, attached hereto as Exhibit A, and the Officer's Certificate of Simon R. McKenzie, the President of Bartels, attached hereto as Exhibit B. We have made no independent investigation as to whether any of the certificates referred to in this paragraph are accurate or complete.

                      [MORRISON & FOERSTER LLP LETTERHEAD]


Northstar Advantage High Total Return Fund
June 21, 1996
Page Three


        Our opinion in paragraph (e) below is based upon our review of those statutes, rules, regulations and judicial decisions which are normally applicable to or normally relevant in connection with transactions similar to those contemplated by the Documents.

        We have assumed (i) the genuineness of all signatures and the authenticity of all items submitted to us as originals and the conformity with originals of all items submitted to us as copies, and (ii) that each party (other than the Company and Bartels) to one or more of the Documents has the power and authority to execute and deliver, and to perform and observe the provisions of, the Documents to which it is a party, and has duly authorized, executed and delivered such Documents, and that such Documents constitute valid and binding obligations of such party.

        With respect to the opinion expressed in paragraph (d) below, we have assumed that, at all times material to our opinion, the Company and Bartels have "rights" in the personal property and fixtures described in the Security Documents (collectively, the "Personal Property") within the meaning of Section 9-203(1)(c) of the New York Uniform Commercial Code ("NYUCC").

        With respect to the opinion expressed in paragraph (e) below, we have assumed that the Lender is acquiring the Warrant and the Note with no present intention of distributing the same other than in compliance with the requirements, if any, of all applicable state and federal securities laws.

        We express no opinion as to (i) the enforceability of a security interest in any property excluded from the NYUCC by Section 9-104 thereof, (ii) the perfection or priority of the liens created by the Security Documents, or the effect of the absence of such perfection or priority, (iii) the state of title to the Personal Property, (iv) the accuracy or legal sufficiency of the description of the Personal Property contained in the Security Documents or the Financing Statements, (v) the effect of any regulation, law, covenant or agreement relating to zoning, building codes, construction, use, occupancy, subdivision or environmental control requirements as applied to the Personal Property or (vi) whether the Financing Statements were duly filed.

        The opinions hereinafter expressed are subject to the following further qualifications:

        (1) The effect of bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination. Without limiting the generality of the foregoing qualification, we advise you that, if the Guaranty has not been given for fair or reasonably

                      [MORRISON & FOERSTER LLP LETTERHEAD]


Northstar Advantage High Total Return Fund
June 21, 1996
Page Four


equivalent consideration, and Bartels is, or by executing the Guaranty may become, insolvent, or will be rendered insolvent by the transactions contemplated by the Documents, or, after giving effect to such transactions, will be left with unreasonably small capital with which to engage in its anticipated business, or will have intended to incur, or will have believed it has incurred, debts beyond its ability to pay as such debts mature, then the Guaranty may be voidable by creditors of Bartels or by a trustee or receiver of Bartels in bankruptcy or similar proceedings pursuant to bankruptcy, fraudulent conveyance or similar laws.

        (2) Limitations imposed by general principles of equity upon the availability of equitable remedies or the enforcement of provisions of the Documents and the effect of judicial decisions which have held that certain provisions are unenforceable where their enforcement would violate the implied covenant of good faith and fair dealing, or would be commercially unreasonable, or where a default under the Documents is not material.

        (3) The effect of statutes or judicial decisions rendering ineffective or limiting certain remedial provisions contained in the Documents. However, in our opinion, such statutes and judicial decisions do not operate to prevent the Lender from accelerating the maturity of the Company's or Bartels' obligations under the Documents in accordance with the terms thereof upon a material breach by the Company or Bartels of a material covenant contained in one or more of the Documents or the occurrence of any other material Event of Default (as defined in the Note), or from exercising its remedy of foreclosure following such acceleration, provided the rules and restrictions set forth in such statutes and judicial decisions with respect to foreclosure are observed by the Lender.

        (4) The enforceability of provisions of the Documents providing for indemnification or contribution, to the extent such indemnification or contribution is against public policy.

        (5) The circumstances under which rights of setoff may be exercised.

        (6) We express no opinion as to the effect on the opinions expressed herein of (a) the compliance or non-compliance of any party to the Documents (other than the Company and Bartels) with any laws or regulations applicable to it, or (b) the legal or regulatory status or the nature of the business of any such party.

        (7) We express no opinion as to compliance by either Obligor with any state securities law.

        Based upon and subject to the foregoing, we are of the opinion that:

                      [MORRISON & FOERSTER LLP LETTERHEAD]


Northstar Advantage High Total Return Fund
June 21, 1996
Page Five


        (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the corporate power and authority to conduct its business as presently conducted. Bartels is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified and in good standing in the State of Washington, and has the corporate power and authority to conduct its business as presently conducted.

        (b) Each Obligor has the corporate power and authority to execute and deliver, and to perform and observe the provisions of, the Documents (other than the Warrant) to which it is a party. Each of the Documents (other than the Warrant) to which either Obligor is a party has been duly authorized, executed and delivered by such Obligor.

        (c) The Company has the corporate power and authority to issue the Warrant and to perform and observe the provisions of the Warrant. The Warrant has been duly authorized and executed, and, upon delivery to the Lender against payment therefor in accordance with the terms of the Purchase Agreement, will be validly issued.

        (d) Each of the Documents to which either Obligor is a party constitutes valid and binding obligations of such Obligor enforceable against such Obligor in accordance with its respective terms.

        (e) No registration with, consent or approval of, notice to, or other action by, any federal or New York governmental entity, any Delaware governmental entity pursuant to the General Corporation Law of the State of Delaware, or any Massachusetts governmental entity pursuant to the Business Corporation Law of the Commonwealth of Massachusetts, is required on the part of either Obligor for the execution, delivery or performance by such Obligor of the Documents to which it is a party, or if required, such registration has been made, such consent or approval has been obtained, such notice has been given or such other appropriate action has been taken. No registration with, consent or approval of, notice to, or other action by, any federal or New York governmental entity, any Delaware governmental entity pursuant to the General Corporation Law of the State of Delaware, or any Massachusetts governmental entity pursuant to the Business Corporation Law of the Commonwealth of Massachusetts, is required on the part of the Company for the issuance of the Warrant by the Company (other than filings pursuant to state securities laws in connection with the issuance of the Warrant as to which we express no opinion), or if required, such registration has been made, such consent or approval has been obtained, such notice has been given or such other appropriate action has been taken.

        (f) The execution, delivery and performance by each Obligor of each of the Documents to which it is a party is not in violation of its articles of organization (with respect to the Company), its certificate of incorporation (with respect to Bartels) or its by-

                      [MORRISON & FOERSTER LLP LETTERHEAD]


Northstar Advantage High Total Return Fund
June 21, 1996
Page Six

laws. Repayment of the Note by the Company in accordance with the terms of the Note will not violate (i) any federal or New York statute or regulation applicable to the Company, (ii) the Business Corporation Law of the Commonwealth of Massachusetts, or (iii) the General Corporation Law of the State of Delaware.

        (g) The authorized capital stock of the Company consists of 5,000,000 shares of voting common stock, no par value per share (the "Common Stock"), and 3,000,000 shares of preferred stock, no par value per share.

        (h) The shares of Common Stock which have been reserved for issuance upon exercise of the Warrant have been duly authorized for issuance and validly and effectively reserved by all necessary corporate action of the Company and, when duly executed and delivered in accordance with the Warrant and against payment therefor in accordance with the Warrant, will be validly issued and outstanding, fully paid and nonassessable.

        (i) The offering and sale of the Warrant and, assuming that the Warrant is fully exercised upon receipt thereof, the Common Stock issuable upon the exercise of the Warrant are exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the exemption set forth under Section 4(2) of the Securities Act.

        (j) No Obligor is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

        We express no opinion as to matters governed by any laws other than the substantive laws of the State of New York (including its applicable choice-of-law rules), the Business Corporation Law of the Commonwealth of Massachusetts, the General Corporation Law of the State of Delaware, and the federal laws of the United States of America, which, in each case, are in effect on the date hereof. Further, we express no opinion as to the enforceability of the choice-of-law provision contained in the Warrant. We have assumed, with your permission, that any provision in the Documents excepting New York choice or conflicts of law rules from any New York choice-of-law provision would not be interpreted to include Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York. We express no opinion as to any New York choice-of-law provision in the Documents to the extent that Section 1-105 of the NYUCC requires the application of the law of another jurisdiction. For purposes of this opinion, we have assumed that Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York would be given effect in accordance with their terms.

                      [MORRISON & FOERSTER LLP LETTERHEAD]


Northstar Advantage High Total Return Fund
June 21, 1996
Page Seven

        We bring your attention to the fact that while individual members of this firm are admitted to practice in the Commonwealth of Massachusetts, (i) we maintain no offices in that state, (ii) we do not purport to be experts on the laws of the Commonwealth of Massachusetts, and (iii) the individual members of this firm who are admitted to practice law in the Commonwealth of Massachusetts do not regularly render advice on matters involving the laws of the Commonwealth of Massachusetts.

        We note that the Warrant contains a provision to the effect that the laws of the Commonwealth of Massachusetts are intended to govern. For purposes of this opinion, we have assumed, without any independent investigation and with your consent, that the laws of the Commonwealth of Massachusetts (other than the Business Corporation Law of the Commonwealth of Massachusetts) are identical in all relevant respects to the laws of the State of New York.

        Our opinion as to the enforceability of any provision of the Documents requiring the either Obligor to submit to the jurisdiction of a New York state court is based solely on the statutes and regulations in effect in the State of New York on the date hereof (including Section 5-1402 of the General Obligations Law of the State of New York and Section 327 of the Civil Practice Law and Rules of the State of New York). We express no opinion as to the enforceability of any provision of the Documents requiring either Obligor to submit to the jurisdiction of any federal court sitting in New York. We further express no opinion as to the enforceability of any provision of the Documents which purport to establish a particular court (other than a New York state court) as the forum for the adjudication of any controversy relating to the Documents.

        This opinion is solely for the Lender's benefit and may not be relied upon by, nor may copies be delivered to, any other person without our prior written consent.

                                       Very truly yours,

                                       /s/ MORRISON & FOERSTER LLP
                                       ---------------------------
                                       Morrison & Foerster LLP